UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN
PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.        )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

MSB FINANCIAL CORP.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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[MSB Financial Corp. Letterhead]

March 18, 2016

Dear Fellow Stockholders:

On behalf of the Board of Directors and management of MSB Financial Corp. (the “Company”), I cordially invite you to attend our Annual Meeting of Stockholders (the “Meeting”) to be held at the Grain House at The Olde Mill Inn, 225 Route 202 North, Basking Ridge, New Jersey 07920, on April 22, 2016, at 10:00 a.m.  The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the Meeting.

The business to be conducted at the Meeting consists of (i) the election of three directors, (ii) the ratification of the appointment of independent auditors for the year ending December 31, 2016, (iii) the approval of the MSB Financial Corp. 2016 Equity Incentive Plan, and (iv) the approval of an advisory (non-binding) proposal regarding our executive compensation.  The Board of Directors recommends a vote “FOR” its nominees for director, “FOR” the ratification of the appointment of BDO USA, LLP as our independent auditors, “FOR” the approval of the MSB Financial Corp. 2016 Equity Incentive Plan and “FOR” the approval of an advisory (non-binding) proposal regarding our executive compensation

Even if you plan to attend the meeting, please sign, date and return the proxy card in the enclosed envelope immediately.  This will not prevent you from voting in person at the Meeting, but will assure that your vote is counted if you are unable to attend the Meeting.

Sincerely, /s/ Michael A. Shriner Michael A. Shriner President and Chief Executive Officer

MSB FINANCIAL CORP.
1902 LONG HILL ROAD
MILLINGTON, NEW JERSEY 07946

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 22, 2016

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of MSB Financial Corp. (the “Company”) will be held at the Grain House at The Olde Mill Inn, 225 Route 202 North, Basking Ridge, New Jersey  07920, on April 22, 2016, at 10:00 a.m.  The Meeting is for the purpose of considering and acting upon the following matters:

1.	The election of three directors of the Company;

2.	The ratification of the appointment of BDO USA, LLP as the Company’s independent auditors for the year ending December 31, 2016;

3.	To approve the MSB Financial Corp. 2016 Equity Incentive Plan;

4.	To approve an advisory (non-binding) proposal regarding our executive compensation; and

5.	The transaction of such other business as may properly come before the Meeting, or any adjournments thereof.

The Board of Directors is not aware of any other business to come before the Meeting.

The Board of Directors of the Company has determined that the matters to be considered at the Meeting, described in the Notice of Annual Meeting and accompanying Proxy Statement are in the best interest of the Company and its stockholders.  For reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” its nominees for director, “FOR” the ratification of the appointment of BDO USA, LLP, “FOR” the approval of the MSB Financial Corp. 2016 Equity Incentive Plan, and “FOR” the approval of an advisory proposal regarding our executive compensation.

Action may be taken on any one of the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned.  Pursuant to the Company’s bylaws, the Board of Directors has fixed the close of business on March 11, 2016 as the record date for determination of the stockholders entitled to vote at the Meeting and any adjournments thereof.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.  You may revoke your proxy by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date.  If you are present at the Meeting, you may revoke your proxy and vote in person on each matter brought before the Meeting.  However, if you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your record holder to vote in person at the Meeting.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Nancy E. Schmitz
Nancy E. Schmitz Corporate Secretary
Millington, New Jersey
March 18, 2016
Important Notice Regarding Internet
Availability of Proxy Materials
For the Stockholder Meeting to be
Held on April 22, 2016
The Proxy Statement and Annual Report on Form 10-K
are available at
www.millingtonbank.com/about-us/investor-relations.html

PROXY STATEMENT
OF
MSB FINANCIAL CORP.
1902 LONG HILL ROAD
MILLINGTON, NEW JERSEY  07946

ANNUAL MEETING OF STOCKHOLDERS
April 22, 2016

GENERAL

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of MSB Financial Corp., a Maryland corporation (the “Company”) to be used at the Annual Meeting of Stockholders of the Company which will be held at the Grain House at The Olde Mill Inn, 225 Route 202 North, Basking Ridge, New Jersey  07920, on  April 22, 2016, at 10:00 a.m. (the “Meeting”).  The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about March 18, 2016.

At the Meeting, stockholders will consider and vote upon (i) the election of three directors, (ii) the ratification of the appointment of BDO USA, LLP (“BDO”), as our independent auditors for the year ending December 31, 2016, (iii) the approval of the MSB Financial Corp. 2016 Equity Incentive Plan, and (iv) the approval of an advisory (non-binding) proposal regarding our executive compensation. At the time this Proxy Statement is being mailed, the Board of Directors knows of no additional matters that will be presented for consideration at the Meeting.  If any other business may properly come before the Meeting or any adjournment thereof, proxies given to the Board of Directors will be voted by its members in accordance with their best judgment.  The Company is the parent company of Millington Bank (the “Bank”).

CONVERSION OF MSB FINANCIAL, MHC

Effective July 16, 2015, MSB Financial, MHC (the “MHC”) completed its conversion from a mutual holding company to a stock holding company (the “Conversion”) and the Company completed its stock offering conducted in connection with the Conversion, all pursuant to a Plan of Conversion and Reorganization (the “Plan”). Upon completion of the Conversion, the Company became the holding company for the Bank and acquired ownership of all the issued and outstanding capital stock of the Bank. In connection with the Conversion, 3,766,592 shares of the common stock of the Company, par value $0.01 per share (the “Common Stock”) were sold in a subscription offering (the “Offering”) to certain depositors of the Bank and the Bank’s employee stock ownership plan at a price of $10.00 per share, for gross proceeds of $37.7 million. In addition and in accordance with the Plan, approximately 2,187,242 additional shares of Common Stock were issued to the public shareholders (i.e., shareholders other than the MHC) of MSB Financial Corp., the former federally-chartered mid-tier holding company for the Bank (“MSB Financial – Federal”), as of the closing date of the Conversion in exchange for their outstanding shares of common stock of  MSB Financial – Federal (the “Exchange”). Each such share of common stock of MSB Financial - Federal was converted into the right to receive 1.1397 shares of Common Stock with cash being paid in lieu of fractional shares at the rate of $10.00 multiplied by the fraction.  In addition, outstanding options to purchase shares of MSB Financial – Federal’s common stock were converted into options to purchase Company Common Stock with the number of shares that may be purchased and the per share exercise price adjusted to reflect the exchange ratio.  Upon completion of the Conversion, the Company became the successor issuer to MSB Financial – Federal.  References herein to the Company refer to MSB Financial – Federal up until completion of the Conversion and the Company thereafter.

VOTING AND PROXY PROCEDURES

Who Can Vote at the Meeting

You are only entitled to vote at the Meeting if our records show that you held shares of our Common Stock as of the close of business on March 11, 2016, (the “Record Date”).  If your shares are held by a broker or other intermediary, you can only vote your shares in person at the Meeting if you have a properly executed proxy from the record holder of your shares (or their designee).  As of the Record Date, a total of 5,953,834 shares of Common Stock were outstanding.  Each share of Common Stock has one vote in each matter presented.

Voting by Proxy

The Board of Directors is sending you this Proxy Statement for the purpose of requesting that you allow your shares of Common Stock to be represented at the Meeting by the persons named in the enclosed Proxy Card.  All shares of Common Stock represented at the Meeting by properly executed and dated proxies will be voted according to the instructions indicated on the Proxy Card.  If you sign, date and return the Proxy Card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors.   The Board of Directors recommends a vote (i) “FOR” its nominees for director, (ii) “FOR” the ratification of the appointment of BDO USA, LLP as our independent auditors, (iii) “FOR” the approval of the MSB Financial Corp. 2016 Equity Incentive Plan, and (iv) “FOR” the approval of an advisory (non-binding) proposal regarding our executive compensation.

If any matters not described in this Proxy Statement are properly presented at the Meeting, the persons named in the Proxy Card will vote your shares as determined by a majority of the Board of Directors.  If the Meeting is postponed or adjourned, your Common Stock may be voted by the persons named in the Proxy Card on the new Meeting dates as well, unless you have revoked your proxy.  The Company does not know of any other matters to be presented at the Meeting.

You may revoke your proxy at any time before the vote is taken at the Meeting.  To revoke your proxy you must either advise the Company’s Secretary in writing before your Common Stock has been voted at the Meeting, deliver a later-dated proxy, or attend the Meeting and vote your shares in person.  Attendance at the Meeting will not in itself revoke your proxy.

If you hold your Common Stock in “street name,” you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted.  Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the Internet.  Please see the instruction form provided by your broker, bank or other nominee that accompanies this Proxy Statement.  If you wish to change your voting instructions after you have returned a voting instruction form to your broker, bank or other nominee, you must contact your broker, bank or other nominee.

Internet Access to Proxy Materials

Copies of this Proxy Statement and the Annual Report on Form 10-K for the fiscal year ended December 31, 2015 are available on the internet at www.millingtonbank.com/about-us/investor-relations.html.  Stockholders can elect to receive future proxy statements and annual reports over the internet rather than in printed form.  Stockholders of record can make this election by calling toll-free to

877-274-2040 or sending an e-mail to investorinfo@millingtonbank.com.  If you hold your shares in street name, please refer to the information provided by your broker, bank or other nominee for instructions on how to elect to access future proxy materials over the internet.

Participants in the Millington Bank Employee Stock Ownership Plan and the Millington Bank Savings Plan

If you are a participant in the Millington Bank Employee Stock Ownership Plan (the “ESOP”) or hold Common Stock through the Millington Bank Savings Plan (the “401(k) Plan”), you will receive a proxy card that will serve as your voting instruction form on behalf of each plan that reflects all shares you may vote under these plans. Under the terms of the ESOP, all shares held by the ESOP are voted by the ESOP trustee, subject to the exercise of its fiduciary duties, provided that each participant in the ESOP may direct the trustee on how to vote the shares of Common Stock allocated to his or her account.  The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of the Common Stock held by the ESOP and all allocated shares for which no voting instructions are received, including any instructions to abstain, in the same proportion as shares for which it has received timely voting instructions.  Under the terms of the 401(k) Plan, you are entitled to direct the trustee how to vote the shares of Common Stock credited to your account in the 401(k) Plan. The 401(k) Plan trustee will vote all shares for which it does not receive timely instructions from participants at the direction of the Company’s Board of Directors or the Plan Committee of the Board. The deadline for returning your voting instruction forms for the ESOP and the 401(k) Plan is April 18, 2016.

Vote Required

The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting.  With respect to any matter, broker non-votes (i.e., shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter) will be considered present for purposes of determining whether a quorum is present.

As to the election of directors, the proxy provided by the Board of Directors allows a stockholder to vote for the election of the nominees, or to withhold authority to vote for any of the nominees being proposed.  Under the Company’s bylaws, directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes or (ii) proxies as to which authority to vote for the nominees being proposed is withheld.

In voting to ratify the appointment of BDO as our independent auditors (Proposal II) and the proposal regarding executive compensation (Proposal IV), you may vote in favor of the proposal, against the proposal or abstain from voting. To be approved, these proposals require the affirmative vote of a majority of the votes cast at the Meeting. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the voting on these proposals.

The approval of the MSB Financial Corp. 2016 Equity Incentive Plan (Proposal III) requires the affirmative vote of a majority of the total votes eligible to be cast.  Broker non-votes and abstentions will have the same effect as a vote against this proposal.

PRINCIPAL HOLDERS OF OUR COMMON STOCK

The following table sets forth, as of the Record Date, certain information as to those persons who were known to be the beneficial owners of more than five percent (5%) of the Company’s outstanding shares of Common Stock and as to the shares of Common Stock beneficially owned by all executive officers and directors of the Company as a group.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Shares of Common Stock Stock Outstanding (2)

PL Capital Group 20 E. Jefferson Avenue Naperville, IL 60540	490,874	(3)	8.24%
Lawrence B. Seidman
100 Misty Lane
Parsippany, NJ 07054	590,320	(4)	9.91%

All directors and executive officers as a group (12 persons)	633,295	(5)	10.26%
____________
(1)
For purposes of this table, a person is deemed to be the beneficial owner of shares of Common Stock if he or she has or shares voting or investment power with respect to such shares or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct, and the named persons or group exercise sole voting and investment power over the shares of the Common Stock.

(2)
In calculating the percentage ownership of an individual or group, the number of shares outstanding is deemed to include any shares which the individual or group have the right to acquire through the exercise of options or otherwise within 60 days of the Record Date.

(3)	Based on information provided to the Company by PL Capital Group.
(4)	Based on a Schedule 13D dated July 17, 2015 and filed on July 24, 2015 as updated by a Schedule 13F as of December 31, 2015.
(5)
Includes 28,120 shares allocated to the accounts of executive officers under the ESOP.  Includes 216,578 shares which the directors and executive officers have the right to acquire pursuant to the exercise of options within 60 days of the Record Date. Also includes the 10,605 shares owned by Jeffrey Smith who retired as Vice President and Chief Financial Officer on  June 4, 2015.

PROPOSAL I – ELECTION OF DIRECTORS

    The Company’s articles of incorporation require that the Board of Directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three-year period, with approximately one-third of the directors elected each year.  The Board of Directors currently consists of eight members.  Three directors will be elected at the Meeting, to serve for three-year terms, in all cases, and until their successors have been elected and qualified.

W. Scott Gallaway, Michael A. Shriner and Robert D. Vollers have each been nominated by the Board of Directors to serve as directors for a three-year term ending in 2019.  Each nominee is currently a member of the Board of Directors.  It is intended that proxies solicited by the Board of Directors will, unless otherwise specified, be voted for the election of the named nominees.  If any of the nominees is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy.  At this time, the Board of Directors knows of no reason why any of the nominees might be unavailable to serve.

Set forth below is information about the Company’s and the Bank’s directors and executive officers.  Each director serves as a director of the Company and the Bank.

Name and Positions with Company	Age	Year First Elected or Appointed as Director of the Company (1)	Current Term to Expire	Shares of Common Stock Beneficially Owned (2)(3)		Percent of Class (4)

BOARD NOMINEES FOR TERMS TO EXPIRE IN 2019
W. Scott Gallaway Director and Chairman	70	2000	2016	46,108	(5)	*
Michael A. Shriner President, Chief Executive Officer and Director	51	1999	2016	120,696	(6)	2.01%
Robert D. Vollers Director	57	2016	2016	40,010		*

DIRECTORS CONTINUING IN OFFICE
Thomas G. McCain Director	78	1992	2017	54,853	(5)	*
Ferdinand J. Rossi Director	74	1975	2017	44,657	(5)	*
Gary T. Jolliffe Director	72	1992	2018	135,772	(7)	2.25%
Donald J. Musso Director	57	2013	2018	101,253		1.70%
Raymond Vanaria Director	57	2016	2018	51,723		*
EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Robert G. Russell, Jr. Senior Vice President and Chief Operating Officer	49	N/A	N/A	0		*
Nancy E. Schmitz Senior Vice Preisdent, Chief Credit Officer and Corporate Secretary	60	N/A	N/A	38,223	(8)	*
__________________
*	Less than 1.0% of shares outstanding.
(1)	For Directors Gallaway, Shriner, McCain, Rossi and Jolliffe, this is the date that they first served as a director of the Bank. They each became a director of the Company upon its formation in 2004.
(2)           As of the Record Date.
(3)
Includes stock held in joint tenancy; stock owned as tenants in common; stock owned or held by a spouse or other member of the individual’s household; stock allocated through certain employee benefit plans of the Company; stock in which the individual either has or shares voting and/or investment power and shares which the individual has the right to acquire at any time within 60 days of the Record Date. Each person or relative of such person whose shares are included herein exercises sole or shared voting and dispositive power as to the shares reported.

(4)
In calculating the percentage ownership of an individual or group, the number of shares outstanding is deemed to include any share which the individual or group has the right to acquire through the exercise of options or otherwise within 60 days of the Record Date.

(5)	Includes 21,972 shares which the individual has the right to acquire pursuant to the exercise of options within 60 days of the Record Date.
(6)
Includes 12,246 shares allocated to Mr. Shriner’s account under the ESOP.  Includes 62,776 shares which Mr. Shriner has the right to acquire pursuant to the exercise of options within 60 days of the Record Date.

(7)	Includes 69,054 shares which Mr. Jolliffe has the right to acquire pursuant to the exercise of options within 60 days of the Record Date.
(8)
Includes 7,280 shares allocated to Ms. Schmitz’s account under the ESOP.  Includes 18,832 shares which Ms. Schmitz has the right to acquire pursuant to the exercise of options within 60 days of the Record Date.

Biographical Information

Set forth below is the business experience for the past five years of each of the directors and executive officers of the Company.  These biographies contain information regarding the person’s service as a director, business experience, other directorships at any point during the last five years with any other public companies, information regarding involvement with certain types of proceedings, if applicable, and the experience, qualifications, attributes or skills that caused the Nominating Committee and the Board to nominate the individual nominees for re-election to the Board in 2016 as well as the experience, skills and attributes of the continuing directors that qualify them to serve on the Board.

Nominees for Director:

W. Scott Gallaway has served as the Chairman of the Boards of Directors of the Company and the Bank since 2012, and as a director since 2000.  He founded Gallaway Associates, a real estate brokerage and appraisal firm in 1975 and sold the brokerage portion to RE/MAX Alliance in 2000.  From 2012 to 2015, he was an equity partner with RE/MAX Alliance Realtors of Basking Ridge and spent many years as a broker, salesperson and licensed appraiser in the State of New Jersey.  Mr. Gallaway is Past President of the Somerset County Board of Realtors, the Northern New Jersey Chapter of Homes for Living, the New Jersey Chapter of Certified Residential Brokers (CRB), and the Bernardsville Rotary Club.  He has also served as Third District Vice President of the New Jersey Association of Realtors and Charter Scoutmaster of Troop 150, BSA, Bernardsville, N.J.  He has also served on the Board of Directors of the Patriots Path Council, BSA and the Somerset Hills YMCA.  Mr. Gallaway is Past Master of Congdon Overlook Lodge F&AM and Past President of the Masters, Wardens and Past Masters Association of the Eleventh District of New Jersey.  Mr. Gallaway was honored as “Outstanding Citizen Volunteer of the Year” by the Borough of Bernardsville in 1993.  Mr. Gallaway’s real estate and appraisal experience and his stature in the community have made him a valuable member of the Board of Directors.

Michael A. Shriner has been the President and Chief Executive Officer of the Company and the Bank since 2012.  He has been employed by the Bank since 1987 and became a vice president in 1990, a senior vice president in 1997, the executive vice president in 2002 and the chief operating officer in 2006 until 2012.  He was appointed to the Board of Directors in 1999.  Mr. Shriner currently serves as a member of the Enterprise Risk Management Committee with the New Jersey Bankers Association.  He has previously served as chairman of the Mortgage Steering Committee of the New Jersey League of Community Bankers and was a member of the Residential Lending and Affordable Housing Committee, Consumer Lending and CRA Committee and Operations and Technology Committee.  Mr. Shriner is a graduate of The National School of Banking (Fairfield University).  He also serves as a trustee for HomeSharing, Inc. a non-profit organization located in central New Jersey.  Mr. Shriner’s 28 years of banking experience, knowledge of the Bank and the Company and leadership skills make him an integral part of the Board of Directors.

Robert D. Vollers was appointed to the Boards of Directors of the Company and the Bank effective January 1, 2016 upon the retirement of E. Haas Gallaway.  Mr. Vollers is Managing Director/Partner of Heritage Guild Companies which operates three retail firearms and archery stores a training academy.  He is also Managing Member/Partner of eight Stowaway Self Storage Facilities located in New Jersey, Pennsylvania and New York as well as Managing Member/Partner of Flemington Sportsplex Facility, an ice and indoor turf facility located in Flemington, New Jersey.  Mr. Vollers is a member of the board of directors and a significant shareholder of Vollers Inc. and Vollers Excavating, a large site improvement company operating in New Jersey, Pennsylvania and New York.  Mr. Vollers served in various capacities in Vollers Excavating and Vollers Inc. including serving as Chief Executive Officer from 2004-2015.  Mr. Vollers previously served as a Regional Director of Team Capital Bank, a de novo bank formed in 2005 which was acquired in 2014 by Provident Financial Services, Inc.  Mr. Vollers’ significant business experience along with his prior services as a bank director make him a valuable member to the Board.

The Board of Directors unanimously recommends that stockholders vote “FOR” the election of the nominees.

Continuing Directors:

Dr. Thomas G. McCain became principal of the Fairmount Avenue School in Chatham, New Jersey in 1964 after having taught in Berlin, Connecticut.  He left Chatham nine years later to become assistant superintendent of schools in Freeport, New York and in 1978 was appointed superintendent of schools in Bernardsville, New Jersey, the district from which he retired from public education in 1988.  In 1991, Dr. McCain founded Learning Builders, a firm that provided planning and training services to schools and businesses in several states.  After twenty-two years as president and sole owner of the firm, Dr. McCain retired and closed the firm in 2013.  Dr. McCain’s many years of management experience at the highest levels of public education together with his entrepreneurial experience make him a valued member of the Board of Directors.

Ferdinand (Fred) J. Rossi retired in 2010 as the township administrator for the Township of Morris in Morris County, New Jersey and had held that office since 1995.  Previously, Mr. Rossi served as the county administrator for Morris County, New Jersey for 15 years, and the township clerk and then administrator for the Township of Long Hill (formerly Passaic Township) for 13 years.  Mr. Rossi is a lifelong resident of Long Hill Township and has served as a member of the Board for nearly 40 years.  He has also served as president of the New Jersey Association of County Administrators and Managers, is a former member and president of the Bernardsville Rotary Club and is a current member of the Long Hill Township Historic Preservation Advisory Committee.  Mr. Rossi has gained critical knowledge about the communities in which we operate through the positions he has held, both elected and appointed and is an important contributor to the Board of Directors.

Gary T. Jolliffe served as President and Chief Executive Officer of the Company and the Bank until his retirement on December 31, 2011.  Mr. Jolliffe joined the Bank in 1986 as its executive vice president and was appointed as its president in 1990. In 1992, he was also appointed to the position of chief executive officer and became a director. Mr. Jolliffe was a member of the Board of Governors of the New Jersey League of Community Bankers from 1999 through 2007 serving in numerous positions, including chairman of the New Jersey League of Community Bankers from 2004 to 2005.  Mr. Jolliffe is a past member of the Board of Trustees of Freedom House Foundation, Glen Gardner, New Jersey.  After 30 years as a member of the Bernardsville Rotary Club where he held the positions of director, president, vice president and treasurer, Mr. Jolliffe is now an honorary member.  Mr. Jolliffe’s 49 years of banking experience including nearly 27 years with the Bank and the Company combined with his knowledge of the communities make him an integral member of our Board of Directors.

Donald J. Musso is President of FinPro, Inc., a consulting and financial advisory firm that he founded in 1987.  FinPro, Inc., which is located in New Jersey, specializes in providing financial advisory services to the financial institutions industry.  In 2012, Mr. Musso also formed FinPro Capital Advisors, Inc. as a wholly owned subsidiary of FinPro to conduct investment banking activities. In 2015, Mr. Musso formed Stonehall Innovations LLC, a cultivator specializing in helping start-up companies become successful.  Mr. Musso has a broad background in strategic planning, asset/liability management, market feasibility assessments, de novo bank formation and investment banking.  He has significant experience as a founder, significant stockholder and board member of de novo financial institutions.  Mr. Musso is on the faculty of Stonier Graduate School of Banking, the Graduate School of Bank Investments and Financial Management at the University of South Carolina and the Graduate School of Banking at Colorado.  Mr. Musso’s extensive experience in all aspects of banking as well as his knowledge of the market in which the Company operates makes him an extremely valuable member of the Board.

Raymond Vanaria Mr. Vanaria is a member of the certified public accounting firm, Malesardi, Quackenbush, Swift & Company LLC, a firm he joined in 1983.  Mr. Vanaria specializes in individual and corporate taxation, auditing and small business consulting.  From July 1, 2014 to January 22, 2016, Mr. Vanaria served on the Board of Directors of ConnectOne Bancorp, headquartered in Englewood Cliffs, New Jersey and Chairman of the Audit Committee.  Prior to the merger of Center Bancorp with ConnectOne Bancorp, he was Vice Chairman of the Board of Center Bancorp and served as Chairman of the Audit Committee and Compliance Committee as well as serving as a member of its Loan Committee, Risk Committee and Strategic Planning Committee.  Mr. Vanaria’s professional experience as a certified public accountant that will qualify him to be an audit committee financial expert, together with his previous bank director experience make him a valuable member of the Board.

Executive Officers Who Are Not A Director:

Robert G. Russell, Jr. serves as Senior Vice President and Chief Operating Officer of the Bank.    Prior to being hired by the Bank in January 2015, Mr. Russell served as President and Chief Executive Officer of NJM Bank from 2013 up to its merger with Spencer Savings Bank.  Prior to serving as President, Mr. Russell had served as Chief Financial and Investment Officer of NJM Bank from 2003 to 2013.  During his time at NJM he was also largely responsible for the strategic planning of the organization.  Mr. Russell has been in the financial industry for over 25 years, primarily with commercial banks and savings banks and has been a Morris County resident for the last 20 years.

Nancy E. Schmitz, joined Millington Bank in 1997 as a Commercial Lending Officer and Corporate Secretary. She was promoted to Vice President - Lending in 2006 and to Senior Vice President and Chief Credit Officer in 2015. Ms. Schmitz currently serves as a member of Lending Steering Committee with the New Jersey Bankers. She previously served on the Consumer Lending Committee of the New Jersey League of Community Bankers. Ms. Schmitz was previously employed by Lloyds Bank California for six years, where she completed a formal bank training program in Lending. She also worked at HomeFed Bank, headquartered in San Diego, California in the National Accounts group and with Imperial Corporation of America in their San Diego Corporate Banking Group. She also was a volunteer with the US Agency for International Development in the Republic of Kyrgyzstan.

CORPORATE GOVERNANCE

Director Independence

The Board of Directors has determined that all directors with the exception of Michael A Shriner are considered independent under the independence standards of The Nasdaq Stock Market.  In determining which directors are independent, the Board of Directors considered the deposit and other relationships described under “Related Party Transactions” but determined these relationships did not affect their independence.  Except as disclosed, all loans and deposits made or accepted were on substantially the same terms that would be granted to other customers with similar credit or deposit balances.  There are no members of the Audit Committee, Compensation Committee or Nominating

Committee who do not meet the independence standards of The Nasdaq Stock Market for membership on such committees.

Meetings and Committees of the Board of Directors

The Board of Directors conducts its business through meetings of the Board and through activities of its committees.  The Board maintains an Audit Committee, an Asset/Liability Management Committee, an Asset/Quality Committee, a Compensation Committee and a Nominating Committee.  During the year ended December 31, 2015, the Board of Directors held 12 meetings.  No director attended fewer than 75% of the total meetings of the Board and committees on which such director served during the year ended December 31, 2015.

The Audit Committee, a standing committee, was comprised during the year ended December 31, 2015 of Directors W. Scott Gallaway (Chairman), Gary T. Jolliffe and Ferdinand J. Rossi.  Each of the members of the Audit Committee is an independent director. Raymond J. Vanaria was appointed to the Audit Committee after his appointment to the Board of Directors in 2016 and now serves as the “audit committee financial expert.”  During 2015, the Audit Committee did not have an “audit committee financial expert.”  However, the Board of Directors believed that each Audit Committee member had sufficient knowledge in financial and auditing matters to serve on the committee. The committee has the authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities.  The Audit Committee recommends the engagement of independent auditors, receives the internal and independent audit reports and recommends appropriate action.  The Audit Committee met five times during the year ended December 31, 2015.

The Board of Directors has reviewed, assessed the adequacy of and approved a formal written charter for the Audit Committee, a copy of which can be found on the Company’s website at www.millingtonbank.com/about-us/investor-relations.html.

The Compensation Committee, a standing committee was comprised of Directors Thomas G. McCain (Chairman), E. Haas Gallaway, Jr. and Donald J. Musso during the year ended December 31, 2015.  Mr. Vollers has been appointed to this committee effective January 1, 2016 upon the retirement of E. Haas Gallaway, Jr.  Each of the members of the Compensation Committee is an independent director within the requirements of Nasdaq.  This committee meets annually to review management’s recommendations for management salaries and bonuses. The Compensation Committee met five times during the year ended December 31, 2015.  The Compensation Committee operates under a formal written charter, a copy of which can be found on the Company’s website at www.millingtonbank.com/about-us/investor-relations.html.

Director Nomination Process

During the year ended December 31, 2015, the Nominating Committee, a standing committee, was comprised of Directors E. Haas Gallaway, Jr., W. Scott Gallaway, Thomas G. McCain, Donald J. Musso, Ferdinand J. Rossi and Gary T. Jolliffe.  Mr. Vollers and Mr. Vanaria became members in 2016. The Nominating Committee recommends to the full Board of Directors persons for selection as the Board’s nominees for election as directors.  The Committee met two times during the year ended December 31, 2015.  Members of the Nominating Committee who are nominees did not participate in their selection as nominees.  Each member of the committee is an independent director.  The responsibilities of the members of the Nominating Committee are set forth in a charter, a copy of which can be found on the Company’s website at www.millingtonbank.com/about-us/investor-relations.html.

The Company does not pay fees to any third party to identify or evaluate or assist in identifying or evaluating potential nominees.  The process for identifying and evaluating potential nominees of the Board includes soliciting recommendations from directors and officers of the Company and the Bank.  Additionally, the Board will consider persons recommended by stockholders of the Company in selecting nominees of the Board for election as directors.  In the Board’s selection of nominees of the Board, there is no difference in the manner of evaluation of potential nominees who have been recommended by directors or officers of the Company and the Bank versus evaluation of potential nominees who have been recommended by stockholders.  The Committee seeks nominees with excellent decision-making ability, business experience, personal integrity and reputation, who are knowledgeable about the business activities and market areas in which the Company and the Bank engage.  The Board does not have a specific policy regarding diversity of board nominees although it may consider diversity in market knowledge, experience, background, employment and other factors in selecting nominees.

To be considered in the Committee’s selection of individuals the Committee recommends to the Board for selection as the Board’s nominees, recommendations from stockholders must be received by the Company at the principal executive office of the Company not less than ninety (90) days before the date of the meeting; provided, however, that if less than one hundred (100) days’ notice or prior disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.  Such stockholder’s notice shall set forth (i) as to each person whom such stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (ii) as to the stockholder giving the notice (A) the name and address, as they appear on the Company’s books, of such stockholder, (B) the class and number of shares of the Company’s capital stock that are beneficially owned by such stockholder, and (C) a statement disclosing (1) whether such stockholder or any nominee thereof is acting with or on behalf of any other person and (2) if applicable, the identity of such person.

Stockholder Communications

The Board of Directors does not have a formal process for stockholders to send communications to the Board.  In view of the infrequency of stockholder communications to the Board of Directors, the Board does not believe that a formal process is necessary.  Written communications received by the Company from stockholders are shared with the full Board no later than the next regularly scheduled Board meeting.  The Board of Directors does not have a formal written policy regarding director attendance at annual meetings.  However, the Board encourages directors to attend all annual meetings.  All members of the Board of Directors attended the 2015 Annual Meeting.

Board Leadership Structure

Director Michael A. Shriner serves as President and Chief Executive Officer of the Company and Director W. Scott Gallaway serves as Chairman of the Board. The Board of Directors has determined that the separation of the offices of Chairman of the Board and Chief Executive Officer and President will enhance Board independence and oversight.  Moreover, the separation of the Chairman of the Board and Chief Executive Officer and President will allow the Chief Executive Officer and President to better focus on his growing responsibilities of running the Company, enhancing stockholder value and expanding and strengthening our franchise while allowing the Chairman of the Board to lead the Board in its fundamental role of providing advice to and independent oversight of management.

Board’s Role in the Risk Management Process

We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk.  Management is responsible for the day-to-day management of the risks the Company faces, while the Board, as a whole and through its committees, in particular the Audit Committee, has responsibility for the oversight of risk management.  In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.   In addition, the Board has appointed a Chief Risk Officer who reports to the Board at least quarterly and more frequently if needed on risk management issues.  Other members of senior management attend the Board meetings and are available to address any questions or concerns raised by the Board on risk management and any other matters.  The Chairman of the Board and independent members of the Board work together to provide strong, independent oversight of the Company’s management and affairs through its standing committees and, when necessary, special meetings of independent directors.

EXECUTIVE COMPENSATION

Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned during the year ended December 31, 2015, the six-month transition period ended December 31, 2014 (the “Transition Period”) which resulted from the Company’s change in fiscal year end and the fiscal year ended June 30, 2014,  by the Chief Executive Officer, the former Chief Financial Officer and the two other executive officers whose total compensation (exclusive of non-qualified deferred compensation earnings) during the fiscal year ended December 31, 2015 exceeded $100,000 for services rendered in all capacities to the Company and the Bank. We refer to these individuals in this proxy statement as the “named executive officers.”
Name and Principal Position	Year (1)	Salary	Bonus	Stock Awards	Option Award	Non-Equity Incentive Plan Compensation (2)		Non-Qualified Deferred Compensation Earnings (3)	All Other Compensation		Total

Michael A. Shriner President, Chief Executive Officer and Director	Dec. 2015 Dec. 2014 June 2014	$258,558 125,000 199,004	$52,600 — —	$ — — —	$ — — —	$	— — 32,479	$ — 328 170	$36,294 23,634 40,150	(4)	$347,452 148,962 271,803

Jeffrey E. Smith (5) Former Senior Vice President and Chief Financial Officer	Dec. 2015 Dec. 2014 June 2014	$ 68,813 76,778 139,074	$ — 2,000 —	$ — — —	$ — — —	$	— — 22,363	$ — 235 123	$ 162,549 3,463 13,131	(6)	$ 231,362 82,476 174,691

Robert G. Russell, Jr. (7) Senior Vice President and Chief Operating Officer	Dec. 2015	$180,000	$45,000	$ —	$ —		$—	$ —	$ 511	(8)	$225,511

Nancy E. Schmitz Senior Vice President and Corporate Secretary	Dec. 2015 Dec. 2014 June 2014	$142,768 66,448 117,546	$27,000 2,000 —	$ — — —	$ — — —	$	— — 18,985	$ — 189 98	$16,228 2,593 10,747	(9)	$185,996 71,230 147,376

____________	_____________
(1)
Effective November 17, 2014, the Company changed its fiscal year end from June 30 to December 31.  Compensation shown as Dec-2015 is for the year ended December 31, 2015; compensation shown for Dec. - 2014 is for the Transition Period.  Compensation shown as June – 2014 is for the fiscal year ending June 30, 2014.

(2)
For June 2014, consists of awards made in July 2014 under the Executive Incentive Retirement Plan with respect to the attainment of performance metrics applicable to fiscal year 2014.  Such awards equal 15% of the named executive officer’s base salary based upon achieving an increase in the Bank’s net income in fiscal year 2014 as compared to the prior fiscal year.

(3)
As of June 30, 2015, accrual of interest earnings ceased.  For the Transition Period, consists of the excess of the earnings rate on the accrued benefits under the Executive Incentive Retirement Plan of 4.0% over 120% of the long-term applicable federal rate (“AFR”) of 3.29% in effect as of December 31, 2014.  For June 2014, consists of the excess of the earnings rate on the accrued benefits under the Executive Incentive Retirement Plan of 4.0% over 120% of the AFR of 3.77% in effect as of June 30, 2014.

(4)
For the year ended December 31, 2015, consists of $537 for life insurance, $10,244 for reimbursed auto expense, an employer contribution to the 401(k) plan of $7,205, director pension expense in the amount of $1,352, the value of shares allocated to Mr. Shriner’s account under the ESOP in the amount of $16,956. For the Transition Period, consists of $498 for life insurance, $11,777 for reimbursed auto expense, an employer contribution to the 401(k) plan of $3,750 and director pension expense in the amount of $7,605. For June 2014, All Other Compensation for Mr. Shriner consists of $385 for life insurance, $10,398 for reimbursed auto expense, an employer contribution to the 401(k) Plan in the amount of $5,970 the value of shares allocated to Mr. Shriner’s account under the ESOP in the amount of $11,282 and Director Pension expense in the amount of $12,115.

(5)	Mr. Smith retired effective June 4, 2015
(6)
For the year ended December 31, 2015, consists of $155,860 paid upon Mr. Smith’s retirement effective June 4, 2015; $3,337 paid for health and dental insurance; $1,288 for life insurance; an employer contribution to the 401(k) plan of $2,064 and the value of shares allocated to Mr. Smith’s account under the ESOP in the amount of $10,999.  For the Transition Period, consists of $1,160 for life insurance and an employer contribution to the 401(k) plan of $2,303.  For June 2014, All Other Compensation for Mr. Smith consists of $935 for life insurance, an employer contribution to the 401(k) Plan in the amount of $4,172 and the value of shares allocated to Mr. Smith’s account under the ESOP in the amount of $8,023.

(7)	Mr. Russell joined the Company and the Bank effective January 5, 2015.
(8)	For the year ended December 31, 2015, consists of $511 for life insurance and an employer contribution to the 401(k) plan.
(9)
For the year ended December 31, 2015, consists of $675 for life insurance and an employer contribution to the 401(k) plan of $4,283  and the value of shares allocated to Ms. Schmitz’s account under the ESOP in the amount of $11,270.  For the Transition Period, consists of $600 for life insurance and an employer contribution to the 401(k) plan of $1,993. For June 2014, All Other Compensation for Ms. Schmitz consists of $474 for life insurance, an employer contribution to the 401(k) Plan in the amount of $3,526, and the value of shares allocated to Ms. Schmitz’s account under the ESOP in the amount of $6,747.

Outstanding Equity Awards at Fiscal Year End. The following tables set forth information on an award-by-award basis with respect to options and restricted stock awards held at December 31, 2015 by each of the named executive officers, as well as the value of such awards held by such persons at the end of the fiscal year.  There were not outstanding stock awards at fiscal year end.

Option Awards
	Number of	Number of
	Securities	Securities
	Underlying	Underlying
	Unexercised	Unexercised	Option	Option
	Options	Options	Exercise	Expiration
Name	Exercisable (1)	Unexercisable	Price	Date

Michael A. Shriner	62,776	—	$9.4323	5/9/2018

Jeffrey E. Smith	—	—	—	—

Robert G. Russell, Jr.	—	—	—	—

Nancy E. Schmitz	18,832	—	9.4323	5/9/2018
_____________
(1)
The named executive officers received an option grant on May 9, 2008.  All options outstanding vested in 20% increments beginning May 9, 2009.  In connection with the completion of the Conversion, each outstanding option to purchase shares of MSB Financial – Federal common stock were converted into an option to purchase 1.1397 shares of Common Stock and the per share exercise price was adjusted.

Executive Incentive Retirement Plan.  The Bank’s executive incentive retirement plan provides for equal annual installments for a period of 15 years commencing on the first day of the calendar month following the termination of employment due to retirement, resignation, disability or death.  All payments under the plan are in accordance with Internal Revenue Code Section 409A.  The amount payable is based on the vested balance of the executive’s accumulated awards plus interest.  Prior to July 1, 2015, interest was credited at the prime rate published in The Wall Street Journal, credited quarterly, but no less than 4% or greater than 12%.  The annual awards are based upon the executive’s base salary in effect at the beginning of the plan year and the Bank’s attainment of net income targets for the completed fiscal year as compared to the prior fiscal year.  The executive incentive plan provides that no award will be made with respect to any fiscal year unless net income for the Bank exceeds $1.0 million.  The percentage vested is based on the sum of the executive’s age and years of service.  The participant becomes fully vested if still employed at age 65 or upon death, or upon a change in control of the Bank.  Upon the death of the participant, the beneficiary shall receive the remaining balance paid in a lump sum.  The plan has been frozen as of June 30, 2015 and previous balances will earn interest at 2.0% per annum.  The Plan will be terminated after July 1, 2016 and an additional $60,000 will be added to the balances.

Split Dollar Life Insurance Agreement. The Bank has entered into a Life Insurance Agreement with Mr. Shriner and Ms. Schmitz which provides a death benefit equal to the following: if the executive is:  (i) employed by the Bank at the time of his or her death, (ii) has retired from employment with the Bank after completion of not less than twenty (20) years of service with the Bank, or (iii) has retired from employment with the Bank and at such date of retirement the sum of the executive’s age and years of service equals not less than 70, then the executive’s beneficiary is entitled to payment of an amount equal to 200% of the executive’s highest annual base salary (not including bonus, equity compensation, deferred compensation or any other forms of compensation) in effect at the Bank at any time during the three calendar years prior to the date of retirement or death of the executive.  The maximum death benefit for Mr. Shriner and Ms. Schmidt is approximately $550,000 and $304,000, respectively.

If a change in control of the Bank shall occur prior to the executive’s termination of employment or retirement, then the death benefit coverage shall remain in effect until the executive’s death, unless the agreement is otherwise terminated pursuant to its terms prior to such date of a change in control.  Coverage under the agreement for the executive who terminates employment with the Bank (for reasons other than death or a change in control of the Bank) prior to completion of at least ten years of service with the Bank (and prior to the occurrence of a change of control) will cease on his or her last day of employment with the Bank.

Millington Bank Savings Plan (the “401(k) Plan”). The 401(k) Plan is a tax-qualified defined contribution savings plan with a profit sharing component for the benefit of all eligible employees.  Pursuant to the 401(k) Plan, employees may also voluntarily elect to defer between 1% and 80% of their compensation as 401(k) savings under the 401(k) Plan, not to exceed applicable limits under federal tax laws.  In addition, the 401(k) Plan had previously provided for a profit-sharing component and an annual contribution is made by the Bank to the 401(k) Plan for all employees who have completed twelve months of service.  This component was suspended effective January 1, 2012.  The 401(k) Plan also provides for matching contributions up to a maximum of 50% of the first 6% of a person’s salary for each participant.  Employee contributions are immediately fully vested.  Matching contributions and any annual profit-sharing contribution are vested after three years of service.  Each participant has an individual account under the 401(k) Plan and may direct the investment of his or her account among a variety of investment options or vehicles available.

Employee Stock Ownership Plan.  The Bank has established the Millington Bank ESOP for the exclusive benefit of participating employees of the Bank.  Participating employees are salaried, full-time employees who have completed at least one year of service and have attained the age of 21.  Benefits may be paid either in shares of the common stock or in cash.  Contributions to the ESOP and shares released from the suspense account will be allocated annually among participants on the basis of compensation.  Participants become vested in their ESOP benefits at the rate of twenty percent per year of service beginning after two years of service and are fully vested in their accounts upon six years of service.  Employment service before the adoption of the ESOP is credited for the purposes of vesting.  Contributions to the ESOP by the Bank are discretionary, but are anticipated to be sufficient in amount necessary for the ESOP to meet the debt service obligations on the ESOP loan.

In connection with MSB Financial – Federal’s minority stock offering in 2007, the ESOP borrowed funds from MSB Financial - Federal pursuant to a loan agreement and used those funds to purchase 202,342 shares of MSB Financial common stock for the ESOP. The purchased shares serve as collateral for the loan.  In connection with the Conversion in 2015, the ESOP purchased 150,663 shares of Company Common Stock and received 200,024 shares of Company Common Stock in exchange for the shares of MSB Financial – Federal it held.  The new shares were financed by a loan from the Company and the existing ESOP loan was combined with this loan.  The loan is being repaid principally through quarterly contributions to the ESOP by the Bank over the 20-year loan term. The loan is currently scheduled to be paid off on June 30, 2035. Shares purchased by the ESOP are held in a suspense account for allocation among the participants’ accounts as the loan is repaid on a pro-rata basis.  At December 31, 2015 138,445 shares had been allocated under the ESOP for the year ended December 31, 2015.

Contributions to the ESOP and shares released from the suspense account in an amount proportional to the repayment of the ESOP loan will be allocated to each eligible participant’s plan account, based on the ratio of each participant’s compensation to the total compensation of all eligible participants. Vested benefits will be payable generally upon the participants’ termination of employment, and will be paid in the form of Common Stock. Pursuant to FASB ASC Topic 718-40, we are required to record a compensation expense each year in an amount equal to the fair market value of the shares released from the suspense account.

Employment Agreements

The Bank has entered into employment agreements with Messrs. Shriner and Russell and Ms. Schmitz.  As of January 1, 2016, Mr.  Shriner’s and Mr. Russell’s current base salaries are $253,750 and $180,000, respectively and Ms. Schmitz’s current base salary was $138,212.  Mr. Shriner’s employment agreement has a term of three years and Mr. Russell’s agreement and Ms. Schmitz’s agreement each has a two year term.  Each of the agreements provides for an annual one-year extension of the term of the agreement upon determination of the Board of Directors that the executive’s performance has met the requirements and standards of the Board, so that the remaining term of the agreement continues to be three years in the case of Mr. Shriner, and two years in the case of Mr. Russell and Ms. Schmitz.  If the Bank terminates Messrs. Shriner or Russell or Ms. Schmitz without “just cause” as defined in the agreement, they will be entitled to a continuation of their salary from the date of termination through the remaining term of their agreement, but in no event for a period of less than 12 months and during the same period, the cost of obtaining all health, life, disability, and other benefits at levels substantially equal to those being provided on the date of termination of employment.  Each of the employment agreements provide that if their employment is terminated without just cause or if they terminate for “good reason” as defined in the agreement within twenty-four months following a change in control, they will be paid a lump sum amount equal to approximately three times his five year average annual compensation in the case of Mr. Shriner  and two times his five year average annual compensation in the case of Mr. Russell and Ms. Schmitz.  Each of the employment agreements provides that the payment will be reduced to the extent necessary so that no payment made under the agreement, when aggregated with all other payments to the individual will constitute an “excess parachute payment” under Section 280G of the Internal Revenue Code. If change in control payments had been made under the agreements as of December 31, 2015, the payments would have equaled approximately $668,814, $358,088 and $208,526 to Messrs. Shriner and Russell and Ms. Schmitz, respectively.

DIRECTOR COMPENSATION

The following table sets forth information regarding the compensation of the Company’s directors for the fiscal year ended December 31, 2015.  Mr. Shriner also serves as a director, and his compensation is detailed under “Executive Compensation.”  He does not receive any separate compensation for service as a director.  Neither Mr. Vollers nor Mr. Vanaria were directors during 2015 and therefore did not receive any compensation during the fiscal year ended December 31, 2015. There were no stock or option awards granted during the fiscal year ended December 31, 2015.

Director (1)	Board Fees	All Other Compensation (2)	Total

Gary T. Jolliffe	$44,500	$5,537	$50,037
E. Haas Gallaway, Jr.	$44,500	$23,451	$67,951
W. Scott Gallaway	$89,000	$6,899	$95,899
Thomas G. McCain	$47,000	$—	$47,000
Donald J. Musso	$44,500	$—	$44,500
Ferdinand J. Rossi	$44,500	$2,680	$47,180

(footnotes on following page)

___________________
(1)
As of December 31, 2015, the aggregate number of options held by these individuals (each with an exercise price of $9.4323 per share) was as follows:  Gary T. Jolliffe 69,059; E. Haas Gallaway, Jr. 21,972; W. Scott Gallaway 21,972; Thomas G. McCain 21,972; Donald J. Musso 0, and Ferdinand J. Rossi 21,972.

(2)
For the year ended December 31, 2015: All Other Compensation for all directors other than Director Musso consists of the Bank’s contributions under the Directors Consultation and Retirement Plan as follows: Gary T. Jolliffe $5,537; E. Haas Gallaway, Jr. $23,451; W. Scott Gallaway $6,899; Thomas G. McCain $4,549; Ferdinand J. Rossi $2,680.  Director Musso is not a participant in the Directors Consultation and Retirement Plan.

Board Fees.  Directors currently are compensated only for their service as directors of the Bank, and no additional compensation is paid for serving on the boards of the Company.  For the year ended December 31, 2015, the Bank paid a fee of $3,500 per board meeting.  The Chairman of the Board of Directors was paid a fee of $7,000 per board meeting.  The board has regular meetings on a monthly basis for a total of 12 meetings per year.  Directors who serve on the Audit Committee and/or the Compensation Committee also received an additional payment of $500 per meeting.  The Chairmen of the Audit Committee and the Compensation Committee received a payment of $1,000 per meeting.

Directors Deferred Compensation Plan.  Millington Bank has approved the Millington Bank Directors Deferred Compensation Plan (the “Deferred Compensation Plan”) providing that a Director may elect annually to defer the receipt of his or her board meeting fees and annual retainer.  Such deferred fees will be credited with interest earnings of 2% per annum, subject to a future change in such earnings rate within the discretion of the board.  Such deferrals will be paid following a participant's retirement from the board.

Directors Consultation and Retirement Plan (the “DCRP”). This plan provides retirement benefits to certain directors of the Bank based upon the number of years of service to the Bank’s board. All of the current members of the Board, with the exception of Directors Musso, Vollers and Vanaria, are eligible to participate in the plan. To be eligible to receive benefits under the DCRP, a director must have completed at least 10 years of service and may not begin receiving payments prior to reaching 65 years of age.  If a director agrees to become a consulting director to the Bank’s board upon retirement, he will receive a monthly payment equal to 30% to 60% of the highest the Bank’s board fee and retainer in effect during the three-year period prior to the date of retirement based on the number of years of service as a director but in no event greater than $3,500.  Benefits under the DCRP begin upon a director’s retirement and are paid for 120 months; provided, however, that in the event of a director’s death prior to the receipt of all monthly payments, payments shall continue to the director’s surviving spouse or estate until 120 payments have been made.  The retirement benefit amount is payable to the participant for an additional period of 24 months for each additional period of five years of service completed by the director in excess of twenty years of service as of their actual retirement date.  In the event there is a change in control (as defined in the DCRP), all directors will be presumed to have a minimum of 20 years of service and attained age 65 under the DCRP and each director will receive a lump sum payment equal to the present value of future benefits payable.  All payments under the plan need to be in accordance with Code Section 409A.  Benefits under the DCRP are unvested and forfeitable until retirement with at least 10 years of service, termination of service following a change in control, disability following at least 10 years of service or death.  In 2015, the DCRP was amended to provide that a director who elects to retire prior to the 2016 Annual Meeting of Shareholders will be credited with an additional three years of service credit under the plan in determining retirement benefits.  Mr. E. Haas Gallaway, Jr. elected to retire as a Director as of December 31, 2015 in accordance with this DCRP amendment and will receive an additional 24 monthly retirement payments of $2,100 per month in addition to the 144 monthly retirement payments of $2,100 that he will be paid in accordance with the DCRP before this plan amendment was approved.

RELATED PARTY TRANSACTIONS

No directors, executive officers or their immediate family members were engaged, directly or indirectly, in transactions with the Company or any subsidiary during the fiscal year ended December 31, 2015, the Transition Period or the fiscal year ended June 30, 2014 that exceeded $120,000 (excluding loans with the Bank).

The Bank makes loans to its officers, directors and employees in the ordinary course of business.  All directors and employees are offered a 50 basis point reduction on interest rates for consumer loans or primary residence mortgage loans.  Such loans do not include more than the normal risk of collectibility or present other unfavorable features.  Set forth below is a schedule of all loans to directors and executive officers for which a discount on the interest rate has been given:

Name of Related Person	Nature of Relationship	Net Interest Rate	Largest Amount Outstanding Year Ended 12/31/2015	Current Balance as of 12/31/2015	Amount of Principal repaid	Secured or Not Secured

E. Haas Gallaway	Director	2.75%	$0.00	$0.00	$0.00	Secured
Gary T. Jolliffe	Director and past CEO & President	3.75%	166,611.36	160,514.80	6,096.56	Secured
T. G. McCain	Director	6.75%	0.00	0.00	0.00	Unsecured
Ferdinand J. Rossi	Director	2.75%	0.00	0.00	0.00	Secured
Michael A. Shriner	Director and current CEO & President	6.75%	0.00	0.00	0.00	Unsecured
Michael A. Shriner	Director and current CEO & President	2.75%	0.00	0.00	0.00	Secured
Michael A. Shriner	Director and current CEO & President	2.75%	260,153.49	243,894.98	16,258.51	Secured
Don Musso	Director	2.75%	416,133.55	416,133.55	0.00	Secured
Nancy E. Schmitz	Executive Officer	6.75%	1,536.81	0.00	$1,536.81	Unsecured

Loans shown with a zero current balance represent home equity lines of credit (secured) or overdraft protection lines of credit (unsecured) on which there was no activity during the fiscal year ended December 31, 2015.

PROPOSAL II – RATIFICATION OF THE APPOINTMENT OF
THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company’s independent registered accounting firm, or principal accountant, for the fiscal year ended December 31, 2015 was BDO.  The Audit Committee of the Board of Directors of the Company has re-appointed BDO as the Company’s independent registered public accounting firm for the year ended December 31, 2016, subject to ratification of such appointment by our stockholders.  A representative of BDO is expected to be present at the Meeting, will have the opportunity to make a statement if he or she so desires, and is expected to be available to respond to appropriate questions.

The Board of Directors unanimously recommends that stockholders vote “FOR” the ratification of the appointment of BDO as the Company’s auditors for the fiscal year ending December 31, 2016.

Principal Accounting Fees and Services

The Securities and Exchange Act of 1934, as amended, requires all auditing services and non-audit services provided by an issuer’s independent auditor to be pre-approved by the issuer’s audit committee. The Company’s Audit Committee has adopted a policy of approving all audit and non-audit services prior to the service being rendered.  All of the services provided by the Company’s independent auditor, were approved by the Audit Committee prior to the service being rendered.

Audit Fees. The fees incurred by the Company for audit services provided by BDO for the fiscal year ended December 31, 2015, the Transition Period and the fiscal year ended June 30, 2014 were $128,000, $102,523 and $109,230, respectively.  These fees include professional services rendered for the audit of the Company’s annual consolidated financial statements and review of consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q, and services normally provided in connection with statutory and regulatory filings, including administrative and out-of-pocket expenses.

Audit Related Fees. The Company did not incur any audit-related fees for services provided by BDO reasonably related to the performance of the audit for the fiscal year ended December 31, 2015, the Transition Period or the fiscal year ended June 30, 2014.

Tax Fees. The fees incurred by the Company for services provided by BDO related to the preparation of state and federal tax returns for the fiscal year ended December 31, 2015, the Transition Period and the fiscal year ended June 30, 2014 were $12,100, $13,245 and $14,661, respectively.

All Other Fees. The Company incurred $132,000 in other fees payable to BDO for the fiscal year ended December 31, 2015 in connection with the Registration Statement on Form S-1.  The Company did not incur any other fees payable to BDO for the Transition Period or the fiscal year ended June 30, 2014.

REPORT OF THE AUDIT COMMITTEE

    For the fiscal year ended December 31, 2015, the Audit Committee:  (i) reviewed and discussed the Company’s audited consolidated financial statements with management; (ii) discussed with the Company’s independent auditor, BDO, all matters required to be discussed under Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and (iii) received the written disclosures and the letter from BDO as required by applicable requirements of the Public

Company Accounting Oversight Board regarding BDO’s communications with the Audit Committee concerning independence and discussed with BDO its independence. Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

AUDIT COMMITTEE:
W. Scott Gallaway, Chairman
Gary T. Jolliffe Ferdinand J. Rossi Raymond Vanaria

PROPOSAL III – APPROVAL OF THE MSB FINANCIAL CORP.
2016 EQUITY INCENTIVE PLAN

The Board of Directors has adopted, subject to stockholder approval, the MSB Financial Corp. Inc. 2016 Equity Incentive Plan (the “Equity Incentive Plan”).  The purpose of the plan is to promote the long-term financial success of the Company, and its affiliates, by providing the Company with an additional tool to attract, retain and reward individuals who contribute to such success.  The Equity Incentive Plan is intended to further align the interests of plan participants with the interests of our stockholders by potentially increasing the ownership interests of plan participants in the Common Stock of the Company.

The following is a summary of the material features of the Equity Incentive Plan, which is qualified in its entirety by reference to the provisions of the Equity Incentive Plan, attached hereto as Appendix A. In the event of a conflict between the terms of this disclosure and the terms of the Equity Incentive Plan, the terms of the Equity Incentive Plan will control.

General

The Equity Incentive Plan authorizes the issuance of up to 394,099 shares of Common Stock representing approximately 6.6% of the 5,953,834 shares of Common Stock outstanding as of the Voting Record Date. Such total number of Shares are subject to adjustment in the event of certain corporate transactions as detailed in the plan.   Such shares may be issued under the Equity Incentive Plan pursuant to grants of incentive stock options, non-statutory stock options and restricted stock awards. Of this number, the maximum shares of Common Stock that may be issued under the Equity Incentive Plan pursuant to the exercise of stock options is 281,499 shares (representing approximately 4.7% of the shares outstanding as of the Record Date) and the maximum number of shares of Company Common Stock that may be issued as restricted stock awards is 112,600 shares (representing approximately 1.9% of the shares outstanding as of the Voting Record Date).

The Equity Incentive Plan will be administered by the Board of Directors or the Compensation Committee, comprised of disinterested board members (the “Committee”). The Committee has the full power and authority within the limitations set forth in the Equity Incentive Plan to make all decisions and determinations regarding: (i) the selection of participants and the granting of awards; (ii) establishing the terms and conditions relating to each award; (iii) adopting rules, regulations and guidelines for carrying out the Equity Incentive Plan’s purposes; and (iv) interpreting the provisions of the Equity Incentive Plan.

Eligibility

Employees and Directors of the Company or its subsidiaries are eligible to receive awards under the Equity Incentive Plan. Directors who first began serving in 2013 or later will not be eligible to receive restricted stock awards.

Types of Awards

The Committee may determine the type of Awards and the terms and conditions of such Awards under the Equity Incentive Plan, which will be set forth in an award agreement delivered to each participant. Awards may be granted as incentive stock options, non-statutory stock options, restricted stock awards or any combination thereof, as follows:

Stock Options. A stock option gives the recipient or option holder the right to purchase shares of Common Stock at a specified price for a specified period of time. The exercise price of such option may not be less than the fair market value of the Company's Common Stock on the date the stock option is granted. Fair market value for purposes of the Equity Incentive Plan means the last reported sales price of Company’s Common Stock as reported on the Nasdaq Global Market (or other exchange on which Company shares are listed or traded) on the date the option is granted, or if the Company’s Common Stock was not traded on such date, then the last reported sale price on the first preceding day on which sales were reported and without regard to after-hours trading activity. The Committee will determine the fair market value, in accordance with Section 422 of the Internal Revenue Code and applicable requirements of Section 409A of the Internal Revenue Code, if it cannot be determined in the manner described herein. Further, the Committee may not grant a stock option with an exercise term that is longer than ten years from the date of grant.

Stock options may be awarded either as “incentive” stock options or “non-statutory” stock options. Incentive stock options may provide certain tax advantages for employee recipients and must comply with the requirements of Section 422 of the Internal Revenue Code. Only employees are eligible to receive incentive stock options. Non-statutory stock options may be awarded to both employees and directors.  Shares of Common Stock purchased upon the exercise of a stock option must be paid for in full at the time of exercise: (i) either in cash, check or electronic funds transfer; (ii) delivery of previously owned shares of Common Stock valued at the fair market value as of the day of exercise; (iii) by a “cashless exercise” transaction financed through a third party; or (iv) by a combination of the foregoing. Stock options are subject to vesting conditions and other restrictions as determined by the Committee.

Restricted Stock. A restricted stock award is a grant of Common Stock made to a participant in exchange for continuation of employment or service or other conditions.  Restricted Stock Awards may be granted to both employees and directors (who first began serving as a director prior to 2013).  Restricted stock awards under the Equity Incentive Plan will be granted only in whole shares of Common Stock and are subject to vesting conditions and other restrictions established by the Committee as set forth in the Equity Incentive Plan or the award agreement. Awards will be evidenced by award agreements approved by the Committee, which set forth the terms and conditions of each award. Unless otherwise determined by the Committee, the recipient of a restricted stock award may not exercise any voting rights with respect to Common Stock subject to an award prior to such award being earned and the underlying shares of Common Stock are distributed.  A Restricted Stock Award shall include rights to all dividends and other distributions declared and paid on all shares of Common Stock subject to a Restricted Stock Award from and after the date of grant of such Restricted Stock Award. Such dividends and other distributions shall be distributed to the holder of such Restricted Stock Award in accordance with the procedures approved by the Committee, but in no event later than 30 days following the date that the underlying Shares associated with the Restricted Stock Award shall be deemed earned and non-

forfeitable; provided that in the event of the forfeiture of such Restricted Stock Award, all dividend rights associated with such Award prior to the date that such Award shall be deemed earned and non-forfeitable will be forfeited.  Stock dividends issued with respect to a Restricted Stock Award shall be subject to the same terms and conditions that apply to the Shares represented by such underlying Restricted Stock Award.

Prohibition Against Option Repricing. The Equity Incentive Plan provides that neither the Board nor the Committee will make any adjustment or amendment to Awards that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Stock Option’s in-the-money value) or replacement grants, or other means, other than related to specified corporate transactions, unless such action is approved by a vote of the Company's stockholders.

Restrictions on Transfer.  Generally, all awards, except non-statutory stock options, granted under the Equity Incentive Plan will be nontransferable except by will or in accordance with the laws of intestate succession. Restricted stock awards may be transferable pursuant to a qualified domestic relations order. At the Committee’s sole discretion, non-statutory stock options may be transferred for valid estate planning purposes that are permitted by the Internal Revenue Code and federal securities laws. During the life of the participant, awards can only be exercised by him or her. The Committee may permit a participant to designate a beneficiary to exercise or receive any rights that may exist under the Equity Incentive Plan upon the participant’s death.

Limitation on Awards under the Equity Incentive Plan

The following limits and restrictions apply to awards under the Equity Incentive Plan:

•
Plan Share Reserve. The maximum number of shares of Common Stock that may be available for awards under the Equity Incentive Plan is 394,099 shares, of which up to 281,499 shares of Common Stock may be delivered pursuant to the exercise of stock options and up to 112,600 shares of Common Stock may be issued pursuant to restricted stock awards;

•
Stock Option Award Limitations.  In no event shall Shares awarded pursuant to Stock Options granted to Outside Directors in the aggregate under this plan exceed more than 30% (84,449 shares) of the total number of Shares authorized for delivery under this plan with respect to Stock Options or exceed more than 5% (14,074 shares) of such Shares to any individual Outside Director.  In no event shall Shares awarded pursuant to Stock Options granted to any single Employee in the aggregate under the plan exceed more than 25% (70,374 shares) of the total number of Shares authorized for delivery under the plan with respect to Stock Options, and no single Employee may be awarded more than 25% (70,374 shares) of the total number of such Shares authorized for delivery under the plan with respect to Stock Options in any one calendar year.

•
Restricted Stock Award Limitations.  In no event shall Shares subject to Restricted Stock Awards granted to Outside Directors in the aggregate under this plan exceed more than 30% (33,700 shares) of the total number of Shares authorized for delivery under this plan with respect to Restricted Stock Awards or exceed more than 5% (5,630 shares) to any individual Outside Director.  In no event shall Shares awarded pursuant to Restricted Stock Awards granted to any single Employee in the aggregate under the plan exceed more than 25% (28,150 shares) of the total number of Shares authorized for delivery under the plan with respect to Restricted Stock Awards, and no single Employee may awarded more than 25% (28,150 shares) of the total number of such Shares authorized for delivery under the plan with respect to Restricted Stock Awards in any one calendar year.

•
Vesting of Awards.  Stock Options will be first earned and exercisable and Restricted Stock Awards will be earned and non-forfeitable no more quickly than at the rate of 20% of such Award on the one year anniversary of the date of grant and 20% annually thereafter during such periods of continued service as an Employee, Director or Director Emeritus.  Award vesting may accelerate in the event of the death or Disability of the Participant or in the event of a Change in Control.

In the event of a corporate transaction involving the Common Stock of the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the foregoing shares limitations and all outstanding awards will automatically be adjusted proportionately.  Such adjustments are intended to preserve the benefits or potential benefits of the awards.

In addition, to the extent any shares of Common Stock covered by an award under the Equity Incentive Plan (including restricted stock awards) are not delivered to a participant or beneficiary because the award is forfeited or canceled or because the stock option is not exercised, prior to its expiration, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of stock available for delivery under the Equity Incentive Plan.

Vesting of Awards

If the right to become vested in an award under the Equity Incentive Plan is conditioned on the completion of a specified period of service with the Company or its subsidiaries, without the achievement of other performance measures, unless otherwise determined by the Committee and evidenced in an award agreement, then the required period of service for full vesting shall be determined by the Committee and may be subject to acceleration of vesting in the event of the death or disability of the participant or upon a change in control of the Company. All stock options and restricted stock awards will be granted subject to a vesting schedule of not more quickly than 20% per year over a five-year period commencing one year from the date of grant. Upon termination of service for reason of disability or death: (i) all stock options shall be exercisable as to all shares subject to an outstanding Award, whether or not then exercisable, and (ii) all restricted stock awards which have not yet become earned and non-forfeitable, shall, in each case, become earned and non-forfeitable as if the participant had terminated service as a result of such death or disability having satisfied all vesting requirements applicable to each outstanding award. For a participant who is a director, termination of service as a director will not be deemed to have occurred if he or she continues as a director emeritus or advisory director. For a participant who is both an employee and a director, termination of employment as an employee will not be considered a termination event so long as the participant continues to provide service as a director, director emeritus or advisory director.

Change in Control

Unless otherwise stated in an award agreement, upon the occurrence of a Change in Control of the Company or the Bank, all outstanding options then held by a participant will become fully exercisable, and all restricted stock awards shall be fully earned and non-forfeitable. For the purposes of the Equity Incentive Plan, a “Change in Control” means (i) the Company or the Bank merges into or consolidates with another entity, or merges another bank or corporation into the Company or the Bank, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company or the Bank immediately before the merger or consolidation; (ii) a person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s or the Bank’s voting securities; provided, however, this clause (ii) shall not apply to beneficial ownership of the Company’s or the Bank’s voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding voting securities; (iii) during any period of two consecutive years, individuals who constitute the Company’s or the Bank’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s or the Bank’s Board of Directors; provided, however, that for purposes of this clause (iii), each director who is first elected by the board (or first nominated by the board for election by the stockholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to  have also been a director at the beginning of such period; or (iv) the Company or the  Bank sells to a third party all or substantially all of its assets.

Clawback Policy

A Participant may be required to forfeit an Award, or reimburse the Company for the value of a prior Award, by virtue of the requirement of Section 304 of the Sarbanes-Oxley Act of 2002 (or by virtue of any other applicable statutory or regulatory requirement). In addition, Awards granted in accordance with the plan shall be subject to any additional clawback or recoupment policies adopted by the Board from time to time, even if adopted after the date of grant of such Awards.  At the present time, the Company does not have an additional clawback or recoupment policy related to such Awards.

Amendment and Termination

The Board of Directors may, at any time, amend or terminate the Equity Incentive Plan or any award granted under the Equity Incentive Plan, provided that, other than as provided in the Equity Incentive Plan, no amendment or termination may adversely impair the rights of an outstanding Award without the participant’s (or affected beneficiary’s) written consent. The Board of Directors may not amend the provision of the Equity Incentive Plan related to repricing of Options, materially increase the original number of securities which may be issued under the Equity Incentive Plan (other than as provided in the Equity Incentive Plan), materially increase the benefits accruing to a participant, or materially modify the requirements for participation in the Equity Incentive Plan without approval of Company’s stockholders. Notwithstanding the foregoing, the Board may amend the Equity Incentive Plan at any time, retroactively or otherwise, to insure that the Equity Incentive Plan complies with current or future law without stockholder approval, and the Board of Directors may unilaterally amend the Equity Incentive Plan and any outstanding Award, without participant consent, in order (i) to maintain an exemption from, or to comply with, Section 409A of the Internal Revenue Code, and its applicable regulations and guidance, or (ii) to avoid an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the Securities and Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company.

Duration of Plan

The Equity Incentive Plan will become effective upon approval by the stockholders at this Annual Meeting. The Equity Incentive Plan will remain in effect as long as any Awards under it are outstanding, however, no Awards may be granted under the Equity Incentive Plan on or after the day immediately prior to the 10-year anniversary of the Equity Incentive Plan’s effective date. At any time, the Board of

Directors may terminate the Equity Incentive Plan. However, any termination of the Equity Incentive Plan will not affect outstanding Awards.

Federal Income Tax Considerations

The following is a summary of the U.S. federal income tax consequences that may arise in conjunction with participation in the Equity Incentive Plan.

Non-Statutory Stock Options. The grant of a non-statutory stock option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and the Company will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the cost basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant.  The exercise of an incentive stock option also will not result in taxable income to the participant provided that the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code).  The Company will not be entitled to a tax deduction upon the exercise of an incentive stock option.

If the participant does not sell or otherwise dispose of the shares within the later of two years from the date of the grant of the incentive stock option or one year after the exercise of such stock option, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and the Company will be entitled to a corresponding tax deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized at the time of disposition is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Further, the excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

Restricted Stock. A participant who has been granted a restricted stock award will not realize taxable income at the time of grant, provided that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and the Company will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant and the Company will be entitled to a corresponding deduction. A participant who makes a voluntary election under Section 83(b) of the Internal Revenue Code will include the full fair market value of the restricted stock award in taxable income in the year of grant, rather than upon the lapse of the substantial risk of forfeiture, at the grant date fair market value, and the Company will be entitled to this earlier deduction.

Withholding of Taxes. The Company may withhold amounts from participants to satisfy withholding tax requirements. Except as otherwise provided by the Committee, participants may have shares withheld from awards or may tender cash or previously owned shares to the Company to satisfy the minimum tax withholding requirements.

Change in Control. Any acceleration of the vesting or payment of awards under the Equity Incentive Plan in the event of a Change in Control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under Section 280G of the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude a tax deduction by the Company as to some or all of such compensation.

Deduction Limits. Section 162(m) of the Internal Revenue Code generally limits the Company’s ability to deduct for tax purposes compensation in excess of $1.0 million per year for its chief executive officer and the two other most highly compensated executives named in the summary compensation table in the Company’s proxy statement related to its Annual Meeting of Shareholders (“covered employees”). Restricted stock awards that are not subject to performance goals may be subject to this deduction limit if income recognized on the awards plus other compensation of the covered employee that is subject to the limit exceeds $1.0 million in the applicable tax year. Performance-based compensation that meets the requirements of Section 162(m) of the Internal Revenue Code (“qualified performance-based compensation”) is not subject to this limit and is fully deductible by the Company. Stock options available for award under the Equity Incentive Plan will likely be considered “qualified performance-based compensation” even if such awards vest solely due to the passage of time during the performance of services. Restricted stock awards under the Equity Incentive Plan are not intended to qualify as qualified performance-based compensation. Accordingly, income recognized on such restricted stock award by a covered employee will be subject to the $1.0 million deduction limit on compensation.  The Company will take these deduction limits into account in setting the size and the terms and conditions of awards.  The Committee may decide to grant awards that could result in executive compensation that exceeds these deduction limits.

Tax Advice. The above and other descriptions of Federal income tax consequences are necessarily general in nature and do not purport to be complete. Also, tax provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Such descriptions may not be used to avoid any Federal tax penalty, and are provided on the basis and with the intent that such descriptions may not be used to avoid any federal tax penalty. Such descriptions are written to support this Proxy Statement. In addition, the consequences under applicable state and local income tax laws may not be the same as under the Federal income tax laws.  The Company suggests that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Accounting Treatment

Under United States generally accepted accounting principles, the Company is required to recognize compensation expense in its financial statements over the requisite service period based on the grant date fair value of options and other equity-based compensation (such as restricted stock awards).

Awards to be Granted

The Board of Directors has adopted the Equity Incentive Plan. If the Equity Incentive Plan is approved by stockholders, the Compensation Committee intends to meet at a later date after such stockholder approval to determine the specific terms of the awards, including the allocation of awards to executive officers, employees and directors.  At the present time, no specific determination has been made as to the grant or allocation of awards. It is anticipated that awards of Stock Options and Restricted Stock will be made in the future following shareholder approval of the Equity Incentive Plan.  No determination regarding awards have been made  as of the date of this proxy statement.

Regulatory Requirements

In that the Company is seeking shareholder approval of the Equity Incentive Plan within one year following the completion of its mutual-to-stock conversion, the plan is drafted to include the requirements and limitations of the applicable federal banking regulations at 12 CFR 239.63(a); however, compliance with such regulations does not constitute endorsement or approval of the plan by the federal banking regulators.

Required Vote and Recommendation of the Board

In order to approve the Equity Incentive Plan, the proposal must receive the affirmative vote of a majority of the total votes eligible to be cast by person or by proxy at the Annual Meeting.  Not voting on the proposal or voting to “Abstain” has the same effect as a vote “Against” the proposal.

In the event at the time of the Annual Meeting there are not sufficient votes to approve the Equity Incentive Plan, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE 2016 EQUITY INCENTIVE PLAN

Securities Authorized for Issuance Under Equity Compensation Plans. Set forth below is information as of December 31, 2015 with respect to compensation plans under which equity securities of the Company are authorized for issuance.

Equity Compensation Plan Information
	(A) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(B) Weighted-average Exercise Price of Outstanding Options, Warrants and Rights	(C) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (A))
Equity compensation plans approved by shareholders:
2008 Stock Compensation and Incentive Plan	276,219	$9.4323	6,277
Total	276,219	$9.4323	6,277

PROPOSAL IV – APPROVAL OF A NON-BINDING ADVISORY
VOTE ON EXECUTIVE COMPENSATION

    Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and the regulations of the Securities and Exchange Commission thereunder provide that for smaller reporting companies, such as the Company, for the first annual meeting of stockholders on or after January 21, 2013 and not less than once every three years thereafter the Company must include a separate resolution subject to stockholder vote to approve the compensation of the Company’s named executive officers, as disclosed in its Proxy Statement pursuant to Item 402 of Regulation S-K of the Securities and Exchange Commission.

    This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s stockholders the opportunity to endorse or not endorse the Company’s executive pay program and policies, as disclosed in this Proxy Statement, through the following resolution:

    “Resolved, that the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and accompanying narrative disclosure in this Proxy Statement is hereby approved.”

    As provided in the Dodd-Frank Act, this vote will not be binding on the Board of Directors and may not be construed as overruling a decision by the Board, creating or implying any change to the fiduciary duties of the Board or any additional fiduciary duty by the Board or restricting or limiting the ability of stockholders to make proposals for inclusion in proxy materials related to executive compensation.  The Compensation Committee, however, may take into account the outcome of the vote when considering future executive compensation arrangements.

    In voting to approve the above resolution, stockholders may vote for the resolution, against the resolution or abstain from voting.  This matter will be decided by the affirmative vote of a majority of the votes cast at the Meeting.  On this matter, abstentions will have no effect on the voting.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Securities and Exchange Commission regulations require the Company’s officers, directors and persons who own more than 10% of the outstanding Common Stock to file reports detailing their ownership and changes of ownership in the Common Stock, and to furnish the Company with copies of these reports. Based solely on its review of the reports received during the past fiscal year or with respect to the last fiscal year or written representations from these persons that they were not required to file annual reports of change in beneficial ownership, the Company believes that during the fiscal year ended December 31, 2015, all of its officers, directors and all of its stockholders owning in excess of 10% of the outstanding Common Stock have complied with these reporting requirements.

STOCKHOLDER PROPOSALS

Stockholder proposals, in order to be considered for inclusion within the Company’s proxy materials for the 2016 Annual Meeting of Stockholders, must be received at the Company’s executive office at 1902 Long Hill Road, Millington, New Jersey 07946 by November 18, 2016.  Any other stockholder proposals will only be considered at such meeting if the stockholder submits notice of the proposal to the Company not less than ninety (90) days before the date of the annual meeting; provided, however, that if less than one hundred (100) days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made.

OTHER MATTERS

At the time this Proxy Statement is being mailed, the Board of Directors knows of no additional matters that will be presented for consideration at the Meeting.  If any other business may properly come before the Meeting or any adjournment thereof less than a reasonable time before the Meeting or any adjournment thereof, proxies given to the Board of Directors will be voted by its members in accordance with their best judgment.

MISCELLANEOUS

The cost of soliciting proxies will be borne by the Company.  The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock.  In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telephone without additional compensation.

FORM 10-K

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 accompanies this Proxy Statement.

APPENDIX A

MSB FINANCIAL CORP.
2016 EQUITY INCENTIVE PLAN

1.           PURPOSE OF PLAN.

The purpose of this MSB Financial Corp. 2016 Equity Incentive Plan is to promote the long-term financial success of MSB Financial Corp., and its Affiliates, by providing an additional tool to attract, retain and reward individuals who contribute to such success, and to further align the interests of the officers, employees and directors who contribute to the long-term success and growth of MSB Financial Corp., and its Affiliates, with the Company's stockholders.

2.           DEFINITIONS.

“Affiliate” means any “parent corporation” or “subsidiary corporation” of the Company, as such terms are defined in Sections 424(e) and 424(f) of the Code.  The term Affiliate shall include the Bank.

“Award” means a Restricted Stock Award and/or a Stock Option, as set forth at Section 6 of the Plan.

“Bank” means Millington Bank, and any successors thereto.

“Beneficiary” means the person or persons designated by the Participant to receive any benefits payable under the Plan in the event of such Participant’s death.  Such person or persons shall be designated in writing by the Participant and addressed to the Company or the Committee on forms provided for this purpose by the Committee, and delivered to the Company or the Committee. Such Beneficiary designation may be changed from time to time by similar written notice to the Committee.  A Participant’s last will and testament or any codicil thereto shall not constitute written designation of a Beneficiary.  In the absence of such written designation, the Beneficiary shall be the Participant’s surviving spouse, if any, or if none, the Participant’s estate.

“Board of Directors” or “Board” means the board of directors of the Company.

“Cause” or “Termination for Cause” means:  (i)  If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or an Affiliate that provides a definition of termination for “Cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement, and (ii)  In the absence of such a definition, “Cause” means the personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profits, intentional failure to perform stated duties, willful violation of a material provision of any law, rule or regulation (other than traffic violations and similar offense), or a material violation of a final cease-and-desist order or any other action which results in a substantial financial loss to the Company or its Affiliates.

“Change in Control” shall, for purposes of the Plan, unless otherwise provided in an Award Agreement, be deemed to have occurred upon the earliest to occur of the following:

(a)           Merger.  The Company or the Bank merges into or consolidates with another entity, or merges another bank or corporation into the Company or the Bank, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company or the Bank immediately before the merger or consolidation;

(b)           Acquisition of Significant Share Ownership. A person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s or the Bank’s Voting Securities; provided, however, this clause (b) shall not apply to beneficial ownership of the Company’s or the Bank’s voting Shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding Voting Securities;

(c)           Change in Board Composition.  During any period of two consecutive years, individuals who constitute the Company’s or the Bank’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s or the Bank’s Board of Directors; provided, however, that for purposes of this clause (c), each director who is first elected by the board (or first nominated by the board for election by the stockholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period; or

(d)           Sale of Assets.  The Company or the Bank sells to a third party all or substantially all of its assets.

Notwithstanding the foregoing, in the event that an Award constitutes Deferred Compensation (as defined in Section 9.5(d) hereof), and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to such Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.

“Code” means the Internal Revenue Code of 1986, as amended, and related regulations promulgated thereunder.

“Committee” means the Board of Directors of the Company or the administrative committee appointed by such Board to administer the Plan.

“Common Stock” or “Shares” means shares of common stock, par value $0.01 per share, of the Company.

“Company” means MSB Financial Corp., a Maryland corporation, and any successor entity thereto.

“Director” means a person serving as a member of the Board of Directors of the Company or the Bank from time to time.

“Director Emeritus” means a person serving as a director emeritus, advisory director, consulting director or other similar position as may be appointed by the Board of Directors of the Company or the Bank from time to time.

“Disability” means (a) with respect to Incentive Stock Options, the “permanent and total disability” of the Employee as such term is defined at Section 22(e)(3) of the Code; and (b) with respect to other Awards, a condition of incapacity of a Participant which renders that person unable to engage in the performance of his or her duties by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

“Effective Date” shall mean the first date of approval of the Plan by the stockholders of the Company.

“Eligible Participant” means an Employee or Director who may receive an Award under the Plan.

“Employee” means any person employed by the Company or an Affiliate. Directors who are also employed by the Company or an Affiliate shall be considered Employees under the Plan.

“Exchange” means any national securities exchange on which the Common Stock may from time-to-time be listed or traded.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Price” means the price at which an individual may purchase a share of Common Stock pursuant to an Option.

“Fair Market Value” on any date, means (i) if the Common Stock is listed on an Exchange, the last reported sale price as of the closing on such Exchange or over such system on such date (and without regard to after-hours trading activity) or, in the absence of reported sales on such date, the last reported sale price on the  preceding date on which sales were reported, or (ii) if the Common Stock is not listed on a securities exchange, “Fair Market Value” shall mean a price determined by the Committee in good faith on the basis of objective criteria, and in accordance with Sections 409A and 422 of the Code, if applicable.

“Incentive Stock Option” means a Stock Option granted under the Plan, that is intended to meet the requirements of Section 422 of the Code.

“Non-Statutory Stock Option” means a Stock Option granted to an individual under the Plan that is not intended to be and is not identified as an Incentive Stock Option, or an Option granted under the Plan that is intended to be and is identified as an Incentive Stock Option, but that does not meet the requirements of Section 422 of the Code.

“Option” or “Stock Option” means an Incentive Stock Option or a Non-Statutory Stock Option, as applicable.

“Outside Director” means a member of the Board of Directors of the Company who is not also an Employee of the Company or an Affiliate.

“Parent” means the Company or any future corporation which would be a “parent corporation” of the Bank or the Company as defined in Sections 424(e) and (g) of the Code.

“Participant” means an individual who is granted an Award pursuant to the terms of the Plan; provide, however, upon the death of a Participant, the term “Participant” shall also refer to a Beneficiary designated in accordance with the Plan.

“Plan” means this MSB Financial Corp. 2016 Equity Incentive Plan.

“Restricted Stock Award” means an Award of Shares granted to a Participant pursuant to Section 6.5 of the Plan.

“Service” means continuous service as an Employee or Outside Director of the Company or an Affiliate, as the case may be, and shall include service as a Director Emeritus.  Service shall not be deemed interrupted in the case of sick leave, military leave or any other absence approved by the Company or an Affiliate, in the case of transferees between payroll locations or between the Company, an Affilate or a successor entity.

“Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director (including a Director Emeritus) of the Company or any Affiliate, regardless of the reason for such cessation, subject to the following:

(a)           The Participant’s cessation as an Employee shall not be deemed to occur by reason of the transfer of the Participant between the Company and an Affiliate or between two Affiliates.

(b)           The Participant’s cessation as an Employee shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or an Affiliate approved by the Company or Affiliate otherwise receiving the Participant’s Services, provided such leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Affiliate under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Affiliate. If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such six-month period. For purposes of this sub-section (b), to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).

(c)           If, as a result of a sale or other transaction, the Affiliate for whom Participant is employed (or to whom the Participant is providing Services) ceases to be an Affiliate, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then an Affiliate, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing Services.

(d)           Except to the extent Section 409A of the Code may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section, the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. In the event that any Award under the Plan constitutes Deferred Compensation (as defined in Section 9.5(d) hereof), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Section 409A of the Code and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” shall have occurred if the Company, an Affiliate and the Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than 50% of the average level of bona fide Services in the 36 months immediately preceding the Termination of Service.

(e)           With respect to a Participant who is a Director, cessation as a Director will not be deemed to have occurred if the Participant continues as a Director Emeritus.  With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as an Outside Director or Director Emeritus.

“Trust” shall mean any grantor trust established by the Company for purposes of administration of the Plan.

“Trustee” shall mean the trustee or trustees of any Trust established by the Company for purposes of administration of the Plan.  The Committee shall serve as the Trustee unless or until the Committee shall otherwise appoint a Trustee or successor trustee.

“Voting Securities” shall mean any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

3.           ADMINISTRATION.

(a)
Committee.  The Plan shall be administered by the Board of Directors of the Company or a Committee appointed by such Board.  The Committee shall consist of two or more disinterested directors of the Company, who shall be appointed by the Board of Directors. A member of the Board of Directors shall be deemed to be disinterested only if he or she satisfies:  (i) such requirements as the Securities and Exchange Commission may establish for non-employee directors administering plans intended to qualify for exemption under Rule 16b-3 (or its successor) of the Exchange Act, and (ii) and to the extent deemed appropriate by the Board of Directors, such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code; provided, however, a failure to comply with the requirements of  subparagraphs (i) and (ii) shall not disqualify any actions taken by the Committee.  A disinterested director must be eligible to serve on the Company’s Compensation Committee as required by any Exchange on which the Company lists its securities, if applicable.  A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee.  In no event may the Committee revoke outstanding Awards without the consent of the Participant.  All decisions, determinations and interpretations by the Committee shall be final, binding and conclusive on all persons affected thereby.

(b)	Authority of Committee. Subject to paragraph (a) of this Section 3, the Committee shall:

(i)	select the individuals who are to receive grants of Awards under the Plan;
(ii)	determine the type, number, vesting requirements, acceleration of vesting and other features and conditions of Awards made under the Plan;
(iii)	interpret the Plan and Award Agreements (as defined below); and
(iv)	make all other decisions and determinations that may be required or as the Committee deems necessary or advisable related to the operation of the Plan.

The Committee, in its discretion, shall have the authority to grant Stock Options that satisfy the requirements for deductibility for compensation in excess of $1 million in accordance with Section 162(m) of the Code as well as to grant Stock Options and Restricted Stock Awards that may not satisfy the requirements for deductibility for such compensation in excess of $1 million in accordance with Section 162(m) of the Code.

(c)
Awards.  Each Award granted under the Plan shall be evidenced by a written agreement (i.e., an “Award Agreement”).  Each Award Agreement shall constitute a binding contract between the Company or an Affiliate and the Participant, and every Participant, upon acceptance of an Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement.  The terms of each Award Agreement shall be set in accordance with the Plan, but each Award Agreement may also include any additional provisions and restrictions determined by the Committee.  In particular, and at a minimum, the Committee shall set forth in each Award Agreement:

(i)	the type of Award granted;
(ii)	the Exercise Price for any Option;
(iii)	the number of Shares or rights subject to the Award;
(iv)	the expiration date of the Award;
(v)	the manner, time and rate (cumulative or otherwise) of exercise or vesting of the Award; and
(vi)	the restrictions, if any, placed on the Award, or upon Shares which may be issued upon the exercise or vesting of the Award.

The Chairman of the Committee and/or the President of the Company are hereby authorized to execute Award Agreements on behalf of the Company or an Affiliate and to cause them to be delivered to the Participants granted Awards under the Plan.

(d)
Six-Month Holding Period.  Subject to vesting requirements, if applicable, except in the event of death or Disability of the Participant or a Change in Control of the Company, a minimum of six months must elapse between the date of the grant of an Award and the date of the sale of the Common Stock received through the exercise of such Option or the vesting of such Award.

4.           ELIGIBILITY.

Subject to the terms of the Plan, Employees and Directors, as the Committee shall determine from time to time, shall be eligible to receive Awards in accordance with the Plan.

5.           SHARES OF COMMON STOCK SUBJECT TO THE PLAN; SHARE LIMITS.

5.1           Shares Available.  Subject to the provisions of Section 7, the Common Stock that may be delivered under this Plan shall be shares of the Company’s authorized but unissued Common Stock, shares of Common Stock purchased in the open-market by the Company or any Trust established for purposes of administration of the Plan and any shares of Common Stock held as treasury shares.

5.2           Share Limits.  The maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under this Plan (the “Share Limit”) equals 394,099 Shares. The following limits also apply with respect to Awards granted under this Plan:

(a)	The maximum number of shares of Common Stock that may be delivered pursuant to the exercise of Stock Options granted under this Plan is 281,499 Shares.

(b)	The maximum number of shares of Common Stock that may be delivered pursuant to Restricted Stock Awards granted under this Plan is 112,600 Shares.

5.3           Awards Settled in Cash, Reissue of Awards and Shares.  To the extent that an Award is settled in cash or a form other than shares of Common Stock, or if shares of Common Stock are withheld from an Award for tax withholding purposes, then the Shares that would have been delivered had there been no such cash or other settlement shall be counted against the Shares available for issuance under this Plan. Shares that are subject to or underlie Awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall again be available for subsequent Awards under this Plan.

5.4           Reservation of Shares; No Fractional Shares; Minimum Issue.  The Company shall at all times reserve a number of shares of Common Stock sufficient to cover the Company’s obligations and contingent obligations to deliver Shares with respect to Awards then outstanding under this Plan. No fractional Shares shall be delivered under this Plan. The Committee may pay cash in lieu of any fractional shares in settlements of Awards under this Plan. No fewer than 100 Shares may be purchased on exercise of any Stock Option unless the total number purchased or exercised constitutes the total number at the time available for purchase or exercise by the Participant.

6.           AWARDS.

6.1	Stock Options.

The Committee may, subject to the limitations of this Plan and the availability of shares of Common Stock reserved but not previously awarded under the Plan, grant Stock Options to Employees and Outside Directors, subject to terms and conditions as it may determine, to the extent that such terms and conditions are consistent with the following provisions:

(i)	Exercise Price. The Exercise Price of Stock Options shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant.

(ii)	Terms of Options. In no event may an individual exercise an Option, in whole or in part, more than ten (10) years from the date of grant.

(iii)
Non-Transferability.  Unless otherwise determined by the Committee, an individual may not transfer, assign, hypothecate, or dispose of an Option in any manner, other than by will or the laws of intestate succession.  The Committee may, however, in its sole discretion, permit the transfer or assignment of a Non-Statutory Stock Option, if it determines that the transfer or assignment is for valid estate planning purposes and is permitted under the Code and Rule 16b-3 of the Exchange Act.  For purposes of this Section 6.1, a transfer for valid estate planning purposes includes, but is not limited to, transfers:

(1)	to a revocable inter vivos trust, as to which an individual is both settlor and trustee;

(2)
for no consideration to:  (a) any member of the individual’s Immediate Family; (b) a trust solely for the benefit of members of the individual’s Immediate Family; (c) any partnership whose only partners are members of the individual’s Immediate Family; or (d) any limited liability corporation or other corporate entity whose only members or equity owners are members of the individual’s Immediate Family.

For purposes of this Section 6.1, “Immediate Family” includes, but is not necessarily limited to, a Participant’s parents, grandparents, spouse, children, grandchildren, siblings (including half brothers and sisters), and individuals who are family members by adoption.  Nothing contained in this Section 6.1

Section 6.1 shall be construed to require the Committee to give its approval to any transfer or assignment of any Non-Statutory Stock Option or portion thereof, and approval to transfer or assign any Non-Statutory Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-Statutory Stock Option or portion thereof.  The transferee or assignee of any Non-Statutory Stock Option shall be subject to all of the terms and conditions applicable to such Non-Statutory Stock Option immediately prior to the transfer or assignment and shall be subject to any other conditions prescribed by the Committee with respect to such Non-Statutory Stock Option.

(iv)	Special Rules for Incentive Stock Options. Notwithstanding the foregoing provisions, the following rules shall further apply to grants of Incentive Stock Options:

(1)
If an Employee owns or is treated as owning, for purposes of Section 422 of the Code, Common Stock representing more than ten percent (10%) of the total combined voting securities of the Company at the time the Committee grants the Incentive Stock Option (a “10% Owner”), the Exercise Price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant.

(2)	An Incentive Stock Option granted to a 10% Owner shall not be exercisable more than five (5) years from the date of grant.

(3)
To the extent the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Employee during any calendar year, under the Plan or any other stock option plan of the Company, exceeds $100,000, or such higher value as may be permitted under Section 422 of the Code, Incentive Stock Options in excess of the $100,000 limit shall be treated as Non-Statutory Stock Options.  Fair Market Value shall be determined as of the date of grant for each Incentive Stock Option.

(4)
Each Award Agreement for an Incentive Stock Option shall require the individual to notify the Committee within ten (10) days of any disposition of shares of Common Stock under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions).

(5)	Incentive Stock Options may only be awarded to an Employee of the Company or its Affiliates.

(v)
Option Awards to Outside Directors.  Subject to the limitations of Section 6.4(a), the Committee may award Non-Statutory Stock Options to purchase shares of Common Stock to each Outside Director of the Company at an Exercise Price equal to the Fair Market Value of the Common Stock on such date of grant.  The Options will be first exercisable at the rate of 20% on the one year anniversary of the date of grant of such Award and 20% annually thereafter during periods of continuing Service as a Director or Director Emeritus.  Upon the death or Disability of the Director or Director Emeritus, such Option shall be deemed immediately 100%

exercisable.  In the event of the Director’s death, such Options may be exercised by the Beneficiary or the personal representative of his estate or person or persons to whom his rights under such Option shall have passed by will or by the laws of descent and distribution. The Exercise Price per share of such Options granted shall be equal to the Fair Market Value of the Common Stock at the time such Options are granted.  All outstanding Awards shall become immediately exercisable in the event of a Change in Control of the Bank or the Company. Unless otherwise inapplicable, or inconsistent with the provisions of this paragraph, the Options to be granted to Outside Directors hereunder shall be subject to all other provisions of this Plan.

    6.2           Award Payouts.  Awards may be paid out in the form of cash, Common Stock, or combinations thereof as the Committee shall determine in its sole discretion, and with such restrictions as it may impose.

6.3           Consideration for Stock Options.  The Exercise Price for any Stock Option granted under this Plan may be paid by means of any lawful consideration as determined by the Committee, including, without limitation, one or a combination of the following methods:

(a)	cash, check payable to the order of the Company, or electronic funds transfer;

(b)	the delivery of previously owned shares of Common Stock; or

(c)
subject to such procedures as the Committee may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of such Stock Option.

In no event shall any Shares newly-issued by the Company be issued for less than the minimum lawful consideration for such Shares or for consideration other than consideration permitted by applicable state law. In the event that the Committee allows a Participant to exercise an Option by delivering shares of Common Stock previously owned by such Participant, any such Shares delivered which were initially acquired by the Participant from the Company (upon exercise of a stock option or otherwise) must have been owned by the Participant for at least six months prior to such date of delivery. Shares of Common Stock used to satisfy the Exercise Price of an Option shall be valued at their Fair Market Value on the date of exercise. The Company will not be obligated to deliver any Shares upon the exercise of a Stock Option unless and until it receives full payment of the Exercise Price and any related withholding obligations under Section 9.5 have been satisfied, or until any other conditions applicable to exercise or purchase have been satisfied. No shares of Common Stock shall be issued until full payment has been received by the Company, and no Participant shall have any of the rights of a stockholder of the Company until shares of Common Stock are issued upon the exercise of such Stock Options. Unless expressly provided otherwise in the applicable Award Agreement, the Committee may at any time within its sole discretion eliminate or limit a Participant’s ability to pay the purchase or Exercise Price of any Award by any method other than a cash payment to the Company.

6.4           Limitations on Awards.

(a)
Stock Option Award Limitations.  In no event shall Shares awarded pursuant to Stock Options granted to Outside Directors in the aggregate under this Plan exceed more than 30% of the total number of Shares authorized for delivery under this Plan with respect to Stock Options as set forth at Section 5.2(a) or exceed more than 5% of such Shares (14,074 Shares) to any individual Outside Director.  In no event shall Shares awarded pursuant to Stock Options granted to any single Employee in the aggregate under the Plan exceed more than

25% of the total number of Shares authorized for delivery under the Plan with respect to Stock Options as set forth at Section 5.2(a), and no single Employee may be awarded more than 25% of the total number of such Shares authorized for delivery under the Plan with respect to Stock Options (70,374 Shares) in any one calendar year.

(b)
Vesting of Awards.  Except as otherwise provided by the terms of the Plan or by action of the Committee at the time of the grant of an Award, Stock Options will be first earned and exercisable and Restricted Stock Awards will be earned and non-forfeitable at the rate of 20% of such Award on the one year anniversary of the date of grant and 20% annually thereafter during such periods of continued service as an Employee, Director or Director Emeritus.  Award vesting may accelerate in the event of the death or Disability of the Participant or in the event of a Change in Control by action or approval of the Committee.

(c)
Restricted Stock Award Limitations.  In no event shall Shares subject to Restricted Stock Awards granted to Outside Directors in the aggregate under this Plan exceed more than 30% of the total number of Shares authorized for delivery under this Plan with respect to Restricted Stock Awards as set forth at Section 5.2(b) or exceed more than 5% of such Shares (5,630 Shares) to any individual Outside Director.  In no event shall Shares awarded pursuant to Restricted Stock Awards granted to any single Employee in the aggregate under the Plan exceed more than 25% of the total number of Shares authorized for delivery under the Plan with respect to Restricted Stock Awards as set forth at Section 5.2(b), and no single Employee may be awarded more than 25% of the total number of such Shares authorized for delivery under the Plan with respect to Restricted Stock Awards (28,150 Shares) in any one calendar year.

6.5 Restricted Stock Awards.  The Committee may make grants of Restricted Stock Awards, which shall consist of the grant of some number of shares of Common Stock to an individual upon such terms and conditions as it may determine, to the extent such terms and conditions are consistent with the following provisions:

(a)	Grants of Stock. Restricted Stock Awards may only be granted in dominations of whole shares of Common Stock.

(b)	Non-Transferability. Except to the extent permitted by the Code, the rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

(1)
The recipient of a Restricted Stock Award grant shall not sell, transfer, assign, pledge, or otherwise encumber Shares subject to the grant until such Shares have become earned and non-forfeitable. For purposes of this Section 6.5, the separation of beneficial ownership and legal title through the use of any “swap” transaction is deemed to be a prohibited encumbrance.

(2)
Unless otherwise determined by the Committee, and except in the event of the Participant’s death or pursuant to a qualified domestic relations order, a Restricted Stock Award grant is not transferable and may be earned only by the individual to whom it is granted during his or her lifetime. Upon the death of a Participant, a Restricted Stock Award shall be transferred to the Beneficiary.  The designation of a Beneficiary shall not constitute a transfer.

(3)
If the recipient of a Restricted Stock Award is subject to the provisions of Section 16 of the Exchange Act, shares of Common Stock subject to the grant may not, without the written consent of the Committee (which consent may be given in the Award Agreement), be sold or otherwise disposed of within six (6) months following the date of grant.

(c)
Distribution of Shares; Issuance of Certificates.  Not later than thirty days following the date that the Restricted Stock Award, or portion thereof, shall be deemed earned and non-forfeitable, the Committee shall distribute the Shares earned in accordance with such Restricted Stock Award, or portion thereof.  The Committee, in its sole discretion, may permit the issuance of shares of Common Stock to be issued pursuant to a Restricted Stock Award prior to the time that such Award shall be deemed earned and non-forfeitable, with such stock certificate evidencing such Shares registered in the name of the Participant to whom the Restricted Stock Award was granted; provided, however, that the Company may not cause a stock certificate to be issued unless it has received a general stock power in favor of the Company duly endorsed in blank with respect to such Shares. Further, each such stock certificate shall bear the following legend:

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE RESTRICTIONS, TERMS AND CONDITIONS (INCLUDING FORFEITURE PROVISIONS AND RESTRICTIONS AGAINST TRANSFER) CONTAINED IN THE MSB FINANCIAL CORP. 2016 EQUITY INCENTIVE PLAN, AND THE RELATED AWARD AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER OF SUCH SHARES AND MSB FINANCIAL CORP. THE PLAN AND AWARD AGREEMENT ARE ON FILE IN THE OFFICE OF THE CORPORATE SECRETARY OF MSB FINANCIAL CORP.

This legend shall not be removed until such Restricted Stock Award, or portion thereof, shall be deemed earned and non-forfeitable by the Participant pursuant to the terms of the Plan and respective Award Agreement. Each certificate issued pursuant to this Section 6.5 shall be held by the Company or its Affiliates, unless the Committee determines otherwise.

(d)
Treatment of Dividends.  A Restricted Stock Award shall include all dividends and other distributions declared and paid on all shares of Common Stock subject to a Restricted Stock Award from and after the date of grant of such Restricted Stock Award. Such dividends and other distributions shall be distributed to the holder of such Restricted Stock Award in accordance with the procedures approved by the Committee, but in no event later than 30 days following the date that the underlying Shares associated with the Restricted Stock Award shall be deemed earned and non-forfeitable; provided that in the event of the forfeiture of such Restricted Stock Award, all dividend rights associated with such Award prior to the date that such Award shall be deemed earned and non-forfeitable shall be forfeited.  Stock dividends issued with respect to a Restricted Stock Award shall be subject to the same terms and conditions that apply to the Shares represented by such underlying Restricted Stock Award.

(e)
Voting Rights Associated with of Restricted Stock Awards.  Voting rights associated with any Restricted Stock Award shall not be exercised by the Participant until certificates of Common Stock representing such Award have been issued to such Participant, and such Restricted Stock Award shall be deemed earned and non-forefeitable. Any shares of Common Stock held by the Trust prior to issuance to a Participant shall be voted by the Trustee of such

Trust as directed by the Committee. Any shares of Common Stock held by Company prior to such time that the Awards are earned and non-forfeitable shall be voted by the Committee in accordance with the general stock power held by the Company applicable to such Shares.

(f)
Restricted Stock Awards to Outside Directors.  Subject to the limitations at Section 6.4(c), the Committee may grant a Restricted Stock Award consisting of shares of Common Stock to each Outside Director of the Company; provided however, a Director first serving as such after January 1, 2013 shall not be eligible to receive a Restricted Stock Award.  Such Award shall be earned and non-forfeitable at the rate of one-fifth as of the one-year anniversary of such date of grant and an additional one-fifth following each of the next four successive years during such periods of Service as a Director or Director Emeritus.  Such Award shall be immediately 100% earned and non-forfeitable in the event of the death or Disability of such Director.  Such Award shall be immediately 100% earned and non-forfeitable upon a Change in Control of the Company or the Bank.

7.           EFFECT OF TERMINATION OF SERVICE ON AWARDS.

7.1           General.  The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award, and, in so doing, may make distinctions based upon, inter alia, the recipient of such Award, the cause of termination and the type of the Award.  Notwithstanding the foregoing, the terms of Awards shall be consistent with the following, as applicable:

(a)
Termination of Service.  In the event that any Participant’s employment or or Service with the Company shall terminate for any reason, other than Disability or death, all of any such Participant’s Stock Options, and all of any such Participant’s rights to purchase or receive shares of Common Stock pursuant thereto, shall automatically terminate on (A) the earlier of (i) or (ii):  (i) the respective expiration dates of any such Stock Options, or (ii) the expiration of not more than three (3) months after the date of such termination of Service; or (B) at such later date as is determined by the Committee at the time of the grant of such Award based upon the Participant’s continuing status as a Director or Director Emeritus of the Bank or the Company, and further that following a period of three months following termination of Service, such Award shall thereafter be deemed a Non-Statutory Stock Option, if such Option had previously been awarded as an Incentive Stock Option.  Notwithstanding anything herein to the contrary, except as otherwise detailed by the Committee at the time of grant of an Award, upon the termination of employment of a Participant who shall continue Service thereafter as a Director or Director Emeritus, all previously granted Awards shall continue to be earned and non-forfeitable annually in accordance with the schedule detailed at the time of such Award, and all Stock Options shall remain exercisable during such period of service as a Director or Director Emeritus or the expiration date of such Award, if earlier.

(b)
Disability.  In the event that any Participant’s Service with the Company shall terminate as the result of the Disability of such Participant, such Participant may exercise any Stock Options previously granted to the Participant pursuant to the Plan at any time prior to the earlier of (i) the respective expiration dates of any such Stock Options or (ii) the date which is one (1) year after the date of such termination of Service, but only if, and to the extent that, the Participant was entitled to exercise any such Stock Options at the date of such termination of Service.  Notwithstanding anything herein to the contrary, except as otherwise detailed by the Committee at the time of grant of an Award, upon the Disability of a Participant, all previously granted Awards shall become immediately earned and non-forfeitable, and all

(b)	Stock Options shall remain exercisable for a period of one year following such date of Disability or the expiration date of such Award, if earlier.

(c)
Death.  In the event of the death of a Participant, any Stock Options previously granted to such Participant may be exercised by the Participant's Beneficiary or the person or persons to whom the Participant’s rights under any such Stock Options pass by will or by the laws of descent and distribution (including the Participant’s estate during the period of administration) at any time prior to the earlier of (i) the respective expiration dates of any such Stock Options or (ii) the date which is two (2) years after the date of death of such Participant, but only if, and to the extent that, the Participant was entitled to exercise any such Stock Options at the date of death.  For purposes of this Section 7.1(c), any Stock Option held by a Participant shall be considered exercisable at the date of his death if the only unsatisfied condition precedent to the exercisability of such Stock Option at the date of death is the passage of a specified period of time.  At the discretion of the Committee, upon exercise of such Options, the Beneficiary may receive Shares or cash or a combination thereof.  If cash shall be paid in lieu of shares of Common Stock, such cash shall be equal to the difference between the Fair Market Value of such Shares and the exercise price of such Options on the exercise date. Notwithstanding anything herein to the contrary, except as otherwise detailed by the Committee at the time of grant of an Award, upon the death of a Participant, all previously granted Awards shall become immediately earned and non-forfeitable, and all Stock Options shall remain exercisable for a period of two years following such date of death or the expiration date of such Award, if earlier.

7.2           Events Not Deemed Terminations of Employment or Termination of Service.  Unless Company policy or the Committee provides otherwise, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Company or the Committee; provided that, unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than six months. In the case of any Employee on an approved leave of absence, continued vesting of the Award while on leave may be suspended until the Employee returns to service, unless the Committee otherwise provides or applicable law otherwise requires. In no event shall an Award be exercised after the expiration of the term set forth in the Award Agreement.

7.3           Effect of Change of Affiliate Status.  For purposes of this Plan and any Award, if an entity ceases to be an Affiliate of the Company, a Termination of Service shall be deemed to have occurred with respect to each individual who does not continue as an Employee or Outside Director with another entity within the Company after giving effect to the Affiliate’s change in status.

8.	ADJUSTMENTS IN CAPITAL STRUCTURE; ACCELERATION UPON A CHANGE IN CONTROL.

8.1           Adjustments in Capital Structure.  Upon any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split (“stock split”); any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution with respect to the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Company, or any similar, unusual or extraordinary corporate transaction affecting the Common Stock; or a sale of all or substantially all the business or assets of the Company in its entirety; then the Committee shall proportionately adjust the Plan and the Awards thereunder in such manner,  to such extent and at such times, as is necessary to preserve the benefits or potential benefits of such Awards, including:

(a)
proportionately adjust any or all of: (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of Awards (including the specific Share Limits, maximums and numbers of Shares set forth elsewhere in this Plan); (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards; (3) the grant, purchase, or Exercise Price of any or all outstanding Awards; (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding Awards; or (5) the performance standards applicable to any outstanding Awards; or

(b)	make provision for a cash payment or for the assumption, substitution or exchange of any or all outstanding Awards, based upon the distribution or consideration payable to holders of the Common Stock.

8.2           The Committee may adopt such valuation methodologies for outstanding Awards as it deems reasonable in the event of a cash or property settlement and, in the case of Options, may base such settlement solely upon the excess, if any, of the per share amount payable upon or in respect of such event over the Exercise Price or base price of the Award. With respect to any Award of an Incentive Stock Option, the Committee may make an adjustment that causes the Option to cease to qualify as an Incentive Stock Option without the consent of the affected Participant.

8.3           Upon any of the events set forth in Section 8.1, the Committee may take such action prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the Awards in the same manner as is or will be available to stockholders of the Company generally.  In the case of any stock dividend, stock split or reverse stock split, if no action is taken by the Committee, the proportionate adjustments contemplated by Section 8.1(a) above shall nevertheless be made.

8.4           Change in Control Acceleration of Awards.  Unless otherwise determined by the Committee, upon a Change in Control of the Company or the Bank, each Stock Option then outstanding shall immediately become fully earned and exercisable and remain exercisable for its remaining term, and all Restricted Stock Awards then outstanding shall be deemed 100% earned and non-forfeitable and be free of restrictions.

8.5           Acceleration of Vesting.  The Committee shall at all times have the power to accelerate the exercise date of Options and the date that Restricted Stock Awards shall be earned and non-forfeitable with respect to previously granted Awards; provided that such action is not contrary to regulations of the Board of Governors of the Federal Reserve or other appropriate banking regulatory agency then in effect.

9.           MISCELLANEOUS PROVISIONS.

9.1           Compliance with Laws.  This Plan, the granting and vesting of Awards under this Plan, the offer, issuance and delivery of shares of Common Stock, the acceptance of payment of money under this Plan or under Awards are subject to compliance with all applicable federal and state laws, rules and regulations (including, but not limited to, state and federal securities laws) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith.  The person acquiring any securities under this Plan will, if requested by the Company, provide such assurances and representations to the Company as may be deemed necessary or desirable to assure compliance with all applicable legal and accounting requirements.

9.2           Claims.  No person shall have any claim or rights to an Award (or additional Awards, as the case may be) under this Plan, subject to any express contractual rights to the contrary (set forth in a document other than this Plan).

9.3           No Employment or Service Contract.  Nothing contained in this Plan (or in any other documents under this Plan or in any Award Agreement) shall confer upon any Participant any right to continue in the employ or other service of the Company, constitute any contract or agreement of employment or other service or affect an Employee’s status as an employee-at-will, nor interfere in any way with the right of the Company to change a Participant’s compensation or other benefits, or terminate his or her employment or other service, with or without cause.  Nothing in this Section 9.3, however, is intended to adversely affect any express independent right of such Participant under a separate employment or service contract other than an Award Agreement.

9.4           Plan Not Funded.  Awards payable under this Plan shall be payable in shares of Common Stock or from the general assets of the Company. No Participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly provided otherwise) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.  Notwithstanding the foregoing, the Company may establish a Trust in accordance with Section 10 with respect to Awards made in accordance with Section 6.5 herein.

9.5           Tax Matters; Tax Withholding.

(a)	Tax Withholding. Upon any exercise, vesting, or payment of any Award, the Company shall have the right, within its sole discretion, to:

(i)
require the Participant (or the Participant’s personal representative or Beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Company may be required to withhold with respect to such Award or payment; or

(ii)
deduct from any amount otherwise payable in cash to the Participant (or the Participant’s personal representative or Beneficiary, as the case may be) the minimum amount of any taxes which the Company may be required to withhold with respect to such cash payment, or

(iii)
in any case where tax withholding is required in connection with the delivery of shares of Common Stock under this Plan, the Committee may, in its sole discretion, pursuant to such rules and subject to such conditions as the Committee may establish, reduce the number of Shares to be delivered to the Participant by the appropriate number of Shares, valued in a consistent manner at their Fair Market Value as necessary to satisfy the minimum applicable withholding obligation.  In no event shall the Shares withheld exceed the minimum whole number of Shares required for tax withholding under applicable law.

(b)
Required Notification of Section 83(b) Election.  In the event a Participant makes an election under Section 83(b) of the Code in connection with an Award, the Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code or other applicable provision.

(c)
Requirement of Notification Upon Disqualifying Disposition Under Section 421(b) of the Code.  If any Participant shall make any disposition of shares of Common Stock delivered pursuant to the exercise of Incentive Stock Options under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten days thereof.

(d)
Section 409A Matters. If any Award would be considered “non-qualified deferred compensation” within the meaning of Section 409A of the Code (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Section 409A of the Code.  Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section shall maintain, to the extent practicable, the original intent of the applicable provision without violating Section 409A of the Code. A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Section 409A of the Code. To the extent that any Award is determined to constitute Deferred Compensation (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Committee from time to time in order to comply with Section 409A of the Code. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A of the Code) to a Participant who is then considered a “specified employee” (within the meaning of Section 409A of the Code), then no such payment shall be made prior to the date that is the earlier of (i) the first day of the seventh month following the Participant's separation from service, or (ii) the Participant's death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A of the Code. Further, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A of the Code. To the extent that an Award is deemed to constitute a 409A Award, and the settlement of, or distribution of benefits thereunder of, such Award is to be triggered solely by a Change in Control, then with respect to such Award, a Change in Control shall be defined as required in conformity with the limitations under Section 409A of the Code, as in effect at the time of such Change in Control transaction.

9.6	Effective Date, Termination and Suspension, Amendments.

(a)
Effective Date and Termination.  This Plan shall be effective as of the first date of approval of the Plan by the requisite vote of the stockholders of the Company.  (“Approval Date”).  Unless earlier terminated by the Board, this Plan shall terminate at the close of business on the day immediately prior to the tenth (10th) anniversary of the Approval Date. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional Awards may be granted under this Plan, but previously granted Awards

(and the authority of the Committee with respect thereto, including the authority to amend such Awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

(b)	Board and Committee Authorization; No Option Re-Pricing.

(i)
Amendments; No Re-Pricing.  Subject to applicable laws and regulations, the Board of Directors may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part; provided, however, except as contemplated in accordance with Section 8 of the Plan, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board shall have the authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Stock Option’s in-the-money value) or replacement grants, or other means. Further, no amendment may (A) materially increase the benefits accruing to Participants under the Plan, (B) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 8, or (C) materially modify the requirements for participation in the Plan, unless the amendment under (A), (B) or (C) above is approved by a vote of the Company’s stockholders. No Awards may be granted during any period that the Board of Directors suspends this Plan; and

(ii)
Amendment to Conform to Law and Accounting Changes.  Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of (A) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Section 409A of the Code), or (B) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the Securities and Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 9.6(b) or Section 9.5(d) to any Award granted under the Plan without further consideration or action.

(c)
Stockholder Approval. The Plan must be approved by a vote of the majority of the total votes eligible to be cast in person or by proxy by Company stockholders at a meeting of stockholders of the Company.  Thereafter, material amendments to the Plan, if any, shall be approved by a majority of the votes cast by stockholders of the Company at a meeting of stockholders held in the future not earlier than July 17, 2016 or such greater vote as may be required by law or requirements of any Exchange on which the Common Stock may be listed.

(d)
Limitations on Amendments to Plan and Awards.  No amendment, suspension or termination of this Plan or change affecting any outstanding Award shall, without the written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Company under any Award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 8 shall not be deemed to constitute changes or amendments for purposes of this Section 9.6.

9.7	Governing Law; Compliance with Regulations; Construction; Severability.

(a)
Construction.  This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with, the laws of the State of Maryland to the extent not preempted by Federal law.

(b)
Compliance with Regulations.  It is intended that this Plan and the Awards issued hereunder comply with all applicable regulatory requirements, including but not limited to 12 CFR § 239.63(a) as it applies to management stock benefit plans implemented within 12 months following a mutual-to-stock conversion. Notwithstanding anything to the contrary in this Plan or in any Award Agreement, the Plan and the Awards will be administered and interpreted in a manner consistent with all applicable regulatory requirements, including but not limited to those set forth at Section 6.4 and the following:

(i)	Options and Restricted Stock Awards may not begin to vest earlier than one (1) year after the date of shareholder approve the Plan, and may not vest more rapidly than 20% per year;

(ii)	accelerated vesting of Options and Restricted Stock Awards will not be permitted except for death, Disability or upon a Change in Control;

(iii)
executive officers or directors must exercise or forfeit their Options in the event the Company becomes critically undercapitalized, is subject to enforcement action by the Board of Governors of the Federal Reserve System, or receives a capital directive; and

(iv)
the grant and settlement of Awards under this Plan shall be conditioned upon and subject to compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.

(c)	Severability. If a court of competent jurisdiction holds any provision of the Plan as invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

(d)
Section 16 of Exchange Act.  It is the intent of the Company that the Awards and transactions permitted by Awards be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the Award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Company shall have no liability to any Participant for Section 16 consequences of Awards or events affecting Awards if an Award or event does not so qualify.

(e)
Compliance with Law.  Shares of Common Stock shall not be issued with respect to any Award granted under the Plan unless the issuance and delivery of such Shares shall comply with all relevant provisions of applicable law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities laws and the requirements of any Exchange upon which the Shares may then be listed.

(f)
Necessary Approvals.  The inability of the Company to obtain any necessary authorizations, approvals or letters of non-objection from any regulatory body or authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares of Common Stock issuable hereunder shall relieve the Company of any liability with respect to the non-issuance or sale of such Shares.

(g)
Representations and Warranties of Participants.  As a condition to the exercise of any Option or the delivery of Shares in accordance with an Award, the Company may require the person exercising the Option or receiving delivery of the Shares to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

(h)
Termination for Cause.  Notwithstanding anything herein to the contrary, upon the termination of employment or Service of a Participant by the Company or an Affiliate for Cause as determined by the Board of Directors or the Committee, all Awards held by such Participant which have not yet been delivered and deemed earned and non-forfeitable shall be forfeited by such Participant as of the date of such Termination of Service.

(i)
Cash Payment in Lieu of Delivery of Shares.  Upon the exercise of an Option, the Committee, in its sole and absolute discretion, may make a cash payment to the Participant, in whole or in part, in lieu of the delivery of shares of Common Stock.  Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the exercise price per share of the Option.  Such cash payment shall be in exchange for the cancellation of such Option.  Such cash payment shall not be made in the event that such transaction would result in liability to the Participant or the Company under Section 16(b) of the Exchange Act and regulations promulgated thereunder, or subject the Participant to additional tax liabilities related to such cash payments pursuant to Section 409A of the Code.  The Committee may, in its sole discretion, determine that upon a Change in Control of the Company each outstanding Stock Option shall be cancelled in exchange for a cash payment equal to the difference between the Fair Market Value of the shares of Common Stock on the date of the Stock Option cancellation and the Exercise Price per share of the Stock Option.

(j)
Forfeiture of Awards in Certain Circumstances.  In addition to any forfeiture or reimbursement conditions the Committee may impose upon an Award, a Participant may be required to forfeit an Award, or reimburse the Company for the value of a prior Award, by virtue of the requirement of Section 304 of the Sarbanes-Oxley Act of 2002 (or by virtue of any other applicable statutory or regulatory requirement), but only to the extent that such forfeiture or reimbursement is required by such statutory or regulatory provision. In addition, Awards granted in accordance with the Plan shall be subject to any clawback or recoupment policies adopted by the Board from time to time, even if adopted after the date of grant of such Awards.  Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash consideration, the Participant shall be repaid the amount of such cash consideration.

9.8           Captions.  Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

9.9           Non-Exclusivity of Plan.  Nothing in this Plan shall limit or be deemed to limit the authority of the Board of Directors or the Committee to grant Awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

9.10           Limitation on Liability; Indemnification.  No Director, member of the Committee or the Trustee shall be liable for any determination made in good faith with respect to the Plan, the Trust or any Awards granted.  If a Director, member of the Committee or the Trustee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by any reason of anything done or not done by him or her in such capacity under or with respect to the Plan, the Company shall indemnify such person against expenses (including attorney’s fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in the best interests of the Company and its Affiliates and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

10.           TRUST ARRANGEMENT.

10.1           Activities of Trustee.  The Trustee shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of the Plan and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to the Plan.

10.2           Management of Trust.  It is the intention of this Plan that the Trustee shall have complete authority and discretion with respect to the management, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust, except those attributable to cash dividends paid with respect to unearned and unawarded Restricted Stock Awards, in Common Stock to the fullest extent practicable, except to the extent that the Trustee determines that the holding of monies in cash or cash equivalents is necessary to meet the obligations of the Trust.  In performing their duties, the Trustee shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

(a)
To invest up to one hundred percent (100%) of all Trust assets in the Common Stock without regard to any law now or hereafter in force limiting investments for Trustee or other fiduciaries.  The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustee is authorized to purchase Common Stock from the Parent or from any other source, and such Common Stock so purchased may be outstanding, newly issued, or treasury shares.

(b)
To invest any Trust assets not otherwise invested in accordance with (a) above in such deposit accounts, and certificates of deposit (including those issued by the Bank), obligations of the United States government or its agencies or such other investments as shall be considered the equivalent of cash.

(c)	To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust.

(d)
To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

(e)	To hold cash without interest in such amounts as may be in the opinion of the Trustee reasonable for the proper operation of the Plan and Trust.

(f)	To employ brokers, agents, custodians, consultants and accountants.

(g)	To hire counsel to render advice with respect to their rights, duties and obligations hereunder, and such other legal services or representation as they may deem desirable.

(h)
To hold funds and securities representing the amounts to be distributed to a Participant or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets.

(i)	As may be directed by the Committee or the Board from time to time, the Trustee shall pay to the Company any earnings of the Trust attributable to unawarded or forfeited Restricted Stock Awards.

Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of a court for the exercise of any power herein contained, or to maintain bond.

10.3           Records and Accounts.  The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Committee.

10.4           Earnings.  All earnings, gains and losses with respect to Trust assets shall be allocated in accordance with a reasonable procedure adopted by the Committee, to bookkeeping accounts for Participants or to the general account of the Trust, depending on the nature and allocation of the assets generating such earnings, gains and losses.  In particular, any earnings on cash dividends received with respect to Restricted Stock Awards shall be allocated to accounts for Participants, except to the extent that such cash dividends are distributed to Participants, if such Shares are the subject of outstanding Restricted Stock Awards, or, otherwise held by the Trust or returned to the Company.

10.5           Expenses.  All costs and expenses incurred in the operation and administration of this Plan, including those incurred by the Trustee, shall be paid by the Company or, if not so paid, then paid from the cash assets of the Trust.

10.6           Indemnification.  Subject to the requirements and limitations of applicable laws and regulations, the Company shall indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee’s powers and the discharge of their duties hereunder, unless the same shall be due to their gross negligence or willful misconduct.

10.7           Term of Trust.  The Trust, if established, shall remain in effect until the earlier of (i) termination by the Committee, (ii) the distribution of all assets of the Trust, or (iii) 21 years from the Effective Date.  Termination of the Trust shall not effect any Restricted Stock Award previously granted, and such Restricted Stock Award shall remain valid and in effect until they have been earned and paid, or by their terms expire or are forfeited.

10.8           Tax Status of Trust.  It is intended that the Trust established hereby shall be treated as a grantor trust of the Company under the provisions of Section 671 et seq. of the Code.

MSB Financial Corp.

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote "FOR" the nominees listed in Proposal I and "FOR" Proposals II, III, IV.

1. The election as director of the nominees listed.:

01 - W. Scott Gallaway   02 - Michael A. Shriner   03 - Robert D. Vollers

+

☐ **Mark here to vote FOR all nominees**

☐ **Mark here to WITHHOLD vote from all nominees**

☐ **For All EXCEPT** - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right. 01 ☐ 02 ☐ 03 ☐

In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1UPX 2743032 +

02AVSC

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

REVOCABLE PROXY — MSB FINANCIAL CORP.

ANNUAL MEETING OF STOCKHOLDERS — APRIL 22, 2016

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints the Board of Directors of MSB Financial Corp. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company, which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the Grain House at The Olde Mill Inn, 225 Route 202 North, Basking Ridge, New Jersey, on April 22, 2016, at 10:00 a.m. and at any and all adjournments thereof, in the following manner:

THE SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED "FOR" THE NOMINEES LISTED IN PROPOSAL I, AND "FOR" PROPOSALS II, III AND IV. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

PLEASE ACT PROMPTLY

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Should the above signed be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of his or her decision to terminate this Proxy.

This card also constitutes voting instructions for participants in the Millington Bank Employee Stock Ownership Plan (ESOP) and the Millington Bank Savings Plan (Savings Plan). A participant who signs on the reverse side hereby instructs the respective trustees of the ESOP and the Savings Plan to vote all the shares of Common Stock allocated to his or her accounts in accordance with the instructions on the reverse side. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of Common Stock held by the ESOP and all allocated shares for which no voting instructions are received, including any instruction to abstain, in the same proportion as shares for which it has received timely voting instructions from ESOP participants. The Savings Plan trustee will vote all shares for which it does not receive timely instructions from participants at the direction of the Company's Board of Directors or the Plan Committee of the Board. Your voting instructions must be received by 4:00 p.m. Eastern Time on April 18, 2016 to allow sufficient time for processing.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2015.